File No. 333-________

As filed with the SEC on November 24, 2009
U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. __
Post-Effective Amendment No. __
(Check appropriate box or boxes)

FEDERATED MDT SERIES
(Exact Name of Registrant as Specified in Charter)

1-800-341-7400
(Area Code and Telephone Number)
4000 Ericsson Drive, Warrendale,
Pennsylvania 15086-7561
(Address of Principal Executive Offices)

John W. McGonigle, Esquire
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779
(Name and Address of Agent for Service)

Copies to:

Jennifer Eck, Esquire
Dickstein Shapiro LLP
1825 Eye Street
Washington, DC  20006

Acquisition of the assets of

FEDERATED MDT SMALL CAP VALUE FUND
a portfolio of Federated MDT Series

By and in exchange for Class A Shares, Class C Shares and Institutional Shares of

FEDERATED MDT SMALL CAP CORE FUND
a portfolio of Federated MDT Series

Approximate Date of Proposed Public Offering: As soon as
practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of Securities Being Registered: Class A Shares, Class C Shares and Institutional Shares without par value, of Federated MDT Small Cap Core Fund

It is proposed that this filing will become effective on January 1, 2010 pursuant to Rule 488.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

FEDERATED MDT SMALL CAP VALUE FUND A PORTFOLIO OF FEDERATED MDT SERIES

Prospectus/Proxy Statement - Please Vote Today!

VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT!

Federated MDT Small Cap Value Fund (Federated Small Cap Value Fund), a portfolio of the Federated MDT Series, will hold a special meeting of shareholders on Friday, March 5, 2010.  It is important for you to vote on the proposal described in this Prospectus/Proxy Statement.  We recommend that you read the Prospectus/Proxy Statement in its entirety.

The following is an introduction to the process and the proposal.

Why am I being asked to vote?
Mutual funds are required to obtain shareholders’ votes for certain types of changes, like the change included in this Prospectus/Proxy Statement.  You have a right to vote on this change.

What is the proposal?
It is proposed that the Federated Small Cap Value Fund reorganize into Federated MDT Small Cap Core Fund (Federated Small Cap Core Fund).

If you own:	You will receive:
Federated Small Cap Value Fund A Shares	Federated Small Cap Core A Shares
Federated Small Cap Value Fund C Shares	Federated Small Cap Core C Shares
Federated Small Cap Value Fund IS Shares	Federated Small Cap Core IS Shares

Why has the Board of Trustees recommended that I vote in favor of the proposal?
•	The Board of Trustees has determined that the Reorganization is in the best interests of the Federated Small Cap Value Fund and its shareholders.
•	After the Reorganization, shareholders of Federated Small Cap Value Fund will be invested in a product that continues to provide shareholders with similar investment exposure.

See the section entitled “Summary-Reasons for the Proposed Reorganization” in the Prospectus/Proxy Statement for more information.

How will the Reorganization affect my investment?
•
The cash value of your investment will not change.  You will receive shares of Federated Small Cap Core Fund with a total dollar value equal to the total dollar value of the Federated Small Cap Value Fund shares that you own at the time of the Reorganization.

•	The Reorganization is expected to be a tax-free transaction under the Internal Revenue Code of 1986, as amended.
•	There will be no sales charge incurred as a result of the reorganization.
•
Shareholders of Federated Small Cap Value Fund who receive Class A Shares of the applicable Federated Small Cap Core Fund will be subject to a sales load on future purchases unless such shareholder qualifies for a waiver from such sales load.

•
Shareholders of the Federated Small Cap Value Fund who receive Class C Shares of the applicable Federated Small Cap Core Fund will be subject to a contingent deferred sales charge on future purchases unless such shareholder qualifies for a waiver from the contingent deferred sales charge.

•
If you hold Class C shares, you will receive credit for the amount of time you held your shares for purposes of the contingent deferred sales charge holding period on the Class C Shares of Federated Small Cap Core Fund that you will receive.

•
Most of the service options will transfer automatically to your new account; however, if you participate in a systematic investment program, you will receive a separate communication about your continued participation.

How do I vote?
You may vote your shares in person at the March 5, 2010 meeting, or by completing and returning the proxy card enclosed with this statement. If you:
▪	Do not respond at all, we may contact you by telephone to request that you cast your vote.
▪	Sign and return the proxy card without indicating a preference, your vote will be cast “for” the proposals.

You may also vote by telephone or on the internet; please refer to your enclosed ballot for the appropriate toll-free telephone number and web address.

What will happen to my account?
After the Reorganization, your current account will be closed and a new account will be opened for you in Federated MDT Small Cap Core Fund.  This process will occur automatically, with no action required by you.

Whom do I call if I have questions about this Prospectus/Proxy Statement?
Call your Investment Professional or a Federated Client Service Representative.  Federated’s toll-free number is 1-800-341-7400.

Thank you in advance for your vote and your continued support of the Federated Funds.

After careful consideration, the Board of Trustees has unanimously approved this proposal.  The Board of Trustees recommends that you read the enclosed materials carefully and vote FOR the proposal.

FEDERATED MDT SERIES

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD MARCH 5, 2010

TO SHAREHOLDERS OF FEDERATED MDT SMALL CAP VALUE FUND, a portfolio of Federated MDT Series (the “Trust”):

A special meeting of the shareholders of Federated MDT Small Cap Value Fund (the “Federated Small Cap Value Fund” or the “Acquired Fund”) will be held at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at 2:00 p.m. (Eastern Time), on March 5, 2010, for the following purpose:

1.
For shareholders of the Federated Small Cap Value Fund to approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated MDT Small Cap Core Fund (the “Federated Small Cap Core Fund” or the “Acquiring Fund”) would acquire the assets of the Federated Small Cap Value Fund in exchange for Class A Shares, Class C Shares and Institutional Shares of the Federated Small Cap Core Fund to be distributed pro rata by the Federated Small Cap Value Fund to shareholders of its Class A Shares, Class C and Institutional Shares, respectively, in complete liquidation and dissolution/termination of the Federated Small Cap Value Fund.

The Board of Trustees of the Trust has fixed December 31, 2009, as the record date for determination of shareholders entitled to vote at the special meeting.

By Order of the Board of Trustees,

/s/ John W. McGonigle

John W. McGonigle

Secretary

_________________

YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY CARD.  IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING.  THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

PROSPECTUS/PROXY STATEMENT

________________

ACQUISITION OF THE ASSETS OF

FEDERATED MDT SMALL CAP VALUE FUND
a portfolio of Federated MDT Series

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania  15086-7561
Telephone No:  1-800-341-7400

BY AND IN EXCHANGE FOR SHARES OF

FEDERATED MDT SMALL CAP CORE FUND
a portfolio of Federated MDT Series

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania  15086-7561
Telephone No:  1-800-341-7400

This Prospectus/Proxy Statement describes the proposal whereby shareholders of Federated MDT Small Cap Value Fund (the “Federated Small Cap Value Fund” or the “Acquired Fund”), a portfolio of Federated MDT Series (the “Trust”), will be asked to vote on at a special meeting of shareholders to be held at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at 2:00 p.m., Eastern Time, on March 5, 2010.  The proposal, and the shareholders entitled to vote on it is as follows:

1.
Shareholders of the Federated Small Cap Value Fund will be asked to approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated MDT Small Cap Core Fund (the “Federated Small Cap Core Fund” or the “Acquiring Fund”) would acquire the assets of the Federated Small Cap Value Fund in exchange for Class A Shares, Class C Shares and Institutional Shares of the Federated Small Cap Core Fund to be distributed pro rata by the Federated Small Cap Value Fund to shareholders of its Class A Shares, Class C and Institutional Shares, respectively, in complete liquidation and dissolution/termination of the Federated Small Cap Value Fund.

If the proposal is approved, the Federated Small Cap Value Fund would transfer substantially all of its assets (except for deferred or prepaid expenses, which are not expected to be material in amount) to the Federated Small Cap Core Fund, in exchange for Class A Shares, Class C Shares and Institutional Shares, respectively, of the Federated Small Cap Core Fund (the “Reorganization”).  The Federated Small Cap Value Fund will be required to discharge all of its respective liabilities and obligations prior to consummation of the Reorganization.  The Federated Small Cap Core Fund is expected to be the accounting survivor in the Reorganization.  The Federated Small Cap Core Fund Class A Shares, Class C Shares and Institutional Shares will be distributed pro rata by the Federated Small Cap Value Fund to its respective shareholders in complete liquidation and dissolution/termination of the Federated Small Cap Value Fund.  As a result of the Reorganization, each shareholder of the Federated Small Cap Value Fund’s Class A Shares, Class C Shares and Institutional Shares will become the owner of Class A Shares, Class C Shares and Institutional Shares, respectively, of the Federated Small Cap Core Fund, having a total net asset value (“NAV”) equal to the total NAV of the shareholder’s holdings in the Federated Small Cap Value Fund on the date of the Reorganization (the “Closing Date”).  For purposes of this Prospectus/Proxy Statement, the Federated Small Cap Value Fund and the Federated Small Cap Core Fund may be referred to individually, as applicable, as a “Fund” and, collectively, as the “Funds”.

The investment adviser for the Federated Small Cap Value Fund and the Federated Small Cap Core Fund is Federated MDTA LLC (the “MDT Adviser”).

The Board of Trustees of the Trust determined that participation in the Reorganization is in the best interest of the Federated Small Cap Value Fund, and that the interests of the existing shareholders of the Federated Small Cap Value Fund will not be diluted as a result of the Reorganization.  The Board of Trustees also determined that participation in the Reorganization is in the best interest of the Federated Small Cap Core Fund, and that the interests of the existing shareholders of the Federated Small Cap Core Fund will not be diluted as a result of the Reorganization.  Information on the rationale for the Reorganization is included in this Prospectus/Proxy Statement in the section entitled “Summary -- Rationale for the Proposed Reorganization.”  For purposes of this Prospectus/Proxy Statement, the Board of Trustees of the Trust is referred to as the “Board”.

The Reorganization is expected to be a tax-free reorganization for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”).  The Federated Small Cap Value Fund will be required to discharge all of its liabilities and obligations prior to consummation of the Reorganization.  The Adviser intends to retain at least 1/3 of the historic assets of Federated Small Cap Value Fund in the Federated Small Cap Core Fund. For information on the tax consequences of the Reorganization, see the sections entitled “Summary -- Tax Consequences” and “Information About the Reorganization -- Federal Income Tax Consequences” in this Prospectus/Proxy Statement.

For a comparison of the investment objectives, policies, limitations and risks of the Federated Small Cap Value Fund against that of the Federated Small Cap Core Fund, see the section entitled “Summary -- Comparison of Investment Objectives, Policies, Limitations and Risks” in this Prospectus/Proxy Statement.  Information concerning the Class A Shares, Class C Shares and Institutional Shares of the Federated Small Cap Value Fund compared to the Class A Shares, Class C Shares and Institutional Shares of the Federated Small Cap Core Fund is included in this Prospectus/Proxy Statement in the sections entitled “Summary – Procedures for Purchasing, Redeeming and Exchanging Shares,” “Summary – Comparative Fee Tables,” “Summary – Comparison of Potential Risks and Rewards; Performance Information” and “Information About the Reorganization -- Description of the Federated Small Cap Value Fund’s and the Federated Small Cap Core Fund’s Share Classes and Capitalization.”

This Prospectus/Proxy Statement should be retained for future reference.  It sets forth concisely the information about the Funds that a prospective investor should know before voting on the Reorganization.  This Prospectus/Proxy Statement is accompanied by the Prospectus for the Federated Small Cap Core Fund dated September 30, 2009, which is incorporated herein by reference.  A Statement of Additional Information (“SAI”) for the Federated Small Cap Core Fund dated September 30, 2009 (relating to the Federated Small Cap Core Fund’s Prospectus of the same date), as well as an SAI dated ________ (relating to this Prospectus/Proxy Statement), all containing additional information, have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated herein by reference.  The Prospectuses and SAIs dated September 30, 2009, for the Federated Small Cap Value Fund are also incorporated herein by reference.  Further information about the Federated Small Cap Core Fund’s performance is contained in its Annual Report dated July 31, 2009, which is incorporated herein by reference.  Further information about the performance of the Federated Small Cap Value Fund is contained in its Annual Report dated July 31, 2009, which is incorporated herein by reference.    Copies of these materials and other information about the Federated Small Cap Core Fund and the Federated Small Cap Value Fund may be obtained without charge by writing to or calling the Federated Small Cap Core Fund or the Federated Small Cap Value Fund at the addresses and telephone numbers shown on the previous pages.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK.  SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY.  AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS
Page

SUMMARY 1

Reasons For The Proposed Reorganization
Tax Consequences
Comparison Of Investment Objectives, Policies, Limitations and Risks
Comparative Fee Tables
Comparison Of Potential Risks And Rewards;  Performance Information
Management's Discussion of Fund Performance
Financial Highlights
Investment Adviser
Portfolio Manager Information
Investment Advisory Fees and Other Fees/Expenses
Procedures For Purchasing, Redeeming And Exchanging Shares
Dividends and Distributions; Tax Information; Frequent Trading;
          Portfolio Holdings Disclosure Policies; Change in Custodian

INFORMATION ABOUT THE REORGANIZATION

Description of the Agreement and Plan of Reorganization
Costs of the Reorganization
Description of the Federated Small Cap Value Fund's  and Federated Small Cap Core Fund's Share Classes and Capitalization
Federal Income Tax Consequences
Comparative Information on Shareholder Rights

INFORMATION ABOUT THE FEDERATED SMALL CAP VALUE FUND AND AND FEDERATED SMALL CAP CORE FUND

Where to Find Additional Information
Legal Proceedings

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

Proxies, Quorum and Voting at the Special Meeting
Share Ownership of the Funds
Interests of Certain Persons

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

ANNEX A -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION

ANNEX B -- FINANCIAL HIGHLIGHTS

ANNEX C -- MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, or incorporated by reference into this Prospectus/Proxy Statement

A copy of the Form of Agreement and Plan of Reorganization (the “Plan”) pursuant to which the Reorganization will be conducted is attached to this Prospectus/Proxy Statement as Annex A.  If the proposal is approved, under the Plan, the Federated MDT Small Cap Value Fund (the “Federated Small Cap Value Fund” or the “Acquired Fund”) will transfer its assets (except for deferred or prepaid expenses, which are not expected to be material in amount) to the Federated MDT Small Cap Core Fund. (the “Federated Small Cap Core Fund” or the “Acquiring Fund”))  in exchange for Class A Shares, Class B Shares and Institutional Shares (as applicable) of the Federated Small Cap Core Fund (the “Reorganization”).    The Acquired Fund will be required to discharge all of its respective liabilities and obligations prior to consummation of the Reorganization.  The Federated Small Cap Core Fund is expected to be the accounting survivor of the Reorganization.  The Federated Small Cap Core Fund Class A Shares, Class C Shares and Institutional Shares (as applicable) will be distributed pro rata by the Acquired Fund to its respective shareholders in complete liquidation and dissolution/termination of the Acquired Fund.  As a result of the Reorganization, each shareholder of the Federated Small Cap Value Fund’s Class A Shares, Class C Shares and Institutional Shares will become the shareholder of Class A Shares, Class C Shares and Institutional Shares, respectively, of the Federated Small Cap Core Fund, having a total net asset value (“NAV”) equal to the total NAV of the shareholder’s holdings in the Acquired Fund on the date of the Reorganization (the “Closing Date”).

The Financial Highlights for the Federated Small Cap Value Fund and the Federated Small Cap Core Fund, portfolios of the Federated MDT Series (the “Trust”) are attached to this Prospectus/Proxy Statement as Annex B.

A copy of the Management’s Discussion of Fund Performance for the Federated Small Cap Core Fund is attached to this Prospectus/Proxy Statement as Annex C.

For more complete information, please read the Prospectuses of the Federated Small Cap Value Fund and the Federated Small Cap Core Fund.  For purposes of this Prospectus/Proxy Statement, the Federated Small Cap Value Fund and the Federated Small Cap Core Fund may be referred to individually as a “Fund” and, collectively, as the “Funds”.  The Prospectus for the Federated Small Cap Core Fund accompanies this Prospectus/Proxy Statement.

Reasons for the Proposed Reorganization

The Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons,” determined that participation in the Reorganization is in the best interests of the Federated Small Cap Value Fund and the Federated Small Cap Core Fund, and that the interests of the existing shareholders of the Federated Small Cap Value Fund or the Federated Small Cap Core Fund will not be diluted as a result of the Reorganization.   For purposes of this Prospectus/Proxy Statement, the Board of Trustees of the Trust is referred to, as the “Board”.

The Reorganization was recommended to the Board because, in the opinion of Federated MDTA LLC (the “MDT Adviser”), the Federated Small Cap Value Fund has not grown to a viable asset size. Further, MDT Adviser advised that it is unwilling to continue to voluntarily waive or reimburse certain fees and operating expenses of the Acquired Fund, such that after September 30, 2010, the Federated Small Cap Value Fund would operate at or near its stated gross expense ratios. The MDT Adviser recommends to the Board that the Reorganization will result in current shareholders of the Federated Small Cap Value Fund receiving shares in a competitive and more viable fund with larger assets.  In addition, the proposed Reorganization would provide the shareholders of the Federated Small Cap Value Fund with an investment product that continues to give shareholders exposure to small cap equity investments (See “Summary - Comparison of Investment Objectives, Policies and Limitations” below).

The Reorganization was recommended to the Board and is now being recommended to shareholders of the Federated Small Cap Value Fund. Shareholders of the Federated Small Cap Value Fund will benefit from receiving the Class A Shares, Class C Shares and Institutional Shares (as applicable) of the Federated Small Cap Core Fund, because such shares will have share class expense ratios ultimately below what the expense ratios of the Acquired Fund’s share classes would be after the MDT Adviser and its affiliates eliminate or substantially reduce the current voluntary waivers on such Acquired Fund share classes after September 30, 2010.  The Federated Small Cap Value Fund’s shareholders also will be receiving such shares of the Federated Small Cap Core Fund in the Reorganization that are intended to be tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”) and, in the opinion of the MDT Adviser, would generally provide a more preferable tax result for shareholders, as compared to liquidations of the Acquired Fund (which generally would result in taxable transactions).

The MDT Adviser advised the Board that the MDT Adviser and its affiliates intend to eliminate or substantially reduce the voluntary waivers on the Federated Small Cap Value Fund such that, after September 30, 2010,  the shares of the Acquired Fund would be operated at or near their stated gross expense ratios.  To maintain the viability and competitiveness of the Federated Small Cap Value Fund in the market, the MDT Adviser, and its affiliates, have voluntarily waived or reimbursed certain expenses of the Federated Small Cap Value Fund.  The current Prospectuses of the Federated Small Cap Value Fund disclose that the MDT Adviser and its affiliates waive 203 basis points on the Federated Small Cap Value Fund Class A Shares, 201 basis points on the Federated Small Cap Value Fund Class C Shares, and 200 basis points on the Federated Small Cap Value Fund Institutional Shares.  A footnote to the fee tables in the Prospectuses of the Federated Small Cap Value Fund indicates that the MDT Adviser and its affiliates have voluntarily agreed to cap Fund expenses at 1.79% for Federated Small Cap Value Fund Class A Shares, 2.54% for the Federated Small Cap Value Fund Class C Shares, and 1.54% the for the Federated Small Cap Value Fund Institutional Shares through September 30, 2010.

The MDT Adviser also advised the Board that the relatively small size of the Federated Small Cap Value Fund has made the Federated Small Cap Value Fund a non-viable fund. As of September 30, 2009, the Federated Small Cap Value Fund had assets of $8,700,000 and the Federated Small Cap Core Fund had assets of approximately $7,000,000.  Year to date through September 30, 2009, the net flows for the Federated Small Cap Core Fund were -$1,300,000 and were $4,800,000 in 2008.  Year to date through September 30, 2009, the net flows for the Federated Small Cap Value Fund were -$13,900,000 and were $18,300,000 in 2008.  The Federated Small Cap Core Fund, on a pro forma basis, will be a more viable fund.  Further, Morningstar’s small cap blend category is substantially larger in terms of assets than the small cap value category.

Year to date, the Federated Small Cap Core Fund has had a substantially stronger recent performance record than the Federated Small Cap Value Fund.  Over a three year period, however, the Federated Small Cap Value Fund has had a substantially stronger performance than the Federated Small Cap Core Fund.  The performance of the Federated Small Cap Value Fund and the Federated Small Cap Core Fund are further discussed in the section entitled “Summary -- Comparison of Potential Risks and Rewards; Performance Information” in this Prospectus/Proxy Statement.

The investment objectives of the Federated Small Cap Value Fund and the Federated Small Cap Core Fund are identical.  Both seek to provide long-term capital appreciation by investing primarily in the common stock of small U.S. companies.  The investment strategies of the Federated Small Cap Value Fund and the Federated Small Cap Core Fund are substantially similar, except that the Federated Small Cap Value Fund selects most of its investments from the Russell 2000 Value Index and the Federated Small Cap Core Fund selects most of its investments from the Russell 2000 Index.  Given the above considerations, the MDT Adviser advised the Board that it believes that the Reorganization will result in shareholders of the Federated Small Cap Value Fund receiving shares in a Fund that will continue to provide them with investment exposure to small cap securities.

The Reorganization is also intended to be a tax-free reorganization under the Code for the Federated Small Cap Value Fund and its shareholders.  The MDT Adviser advised the Board that it believed that tax-free reorganization under the Code generally would be a preferable tax result for shareholders as compared to a liquidation of the Federated Small Cap Value Fund (which generally would result in a taxable transaction).

Given that the Federated Small Cap Value Fund and the Federated Small Cap Core Fund are in the Federated family of mutual funds and are advised by the MDT Adviser, the Fund are considered affiliated for purposes of Rule 17a-8 under the Investment Company Act of 1940 (“Investment Company Act” or “1940 Act”).  Given this affiliation, in order to qualify the Reorganization for the exemption from the prohibition against certain affiliated transactions contained in Section 17(a) of the Investment Company Act provided by Rule 17a-8, the Board was required to find that the Reorganization is in the best interest of the Fund and that shareholders of the Funds would not be diluted as a result of the Reorganization.  Regarding these determinations, the MDT Adviser advised the Board that it believes that the salient features of the proposed Reorganization benefits the shareholders of the Federated Small Cap Value Fund, as summarized above (although, as discussed below, the MDT Adviser would, along with the Federated Small Cap Value Fund shareholders and the Federated Small Cap Core Fund shareholders, derive benefits from the Reorganization).  Accordingly, the MDT Adviser advised the Board that it believes that: (1) participation in the Reorganization is in the best interests of the Federated Small Cap Value Fund and the Federated Small Cap Core Fund; and (2) the interests of the existing shareholders of the Federated Small Cap Value Fund and the Federated Small Cap Core Fund will not be diluted as a result of the Reorganization.

In light of the above rationale and considerations, and the requirements of Rule 17a-8 under the Investment Company Act, in considering the proposed Reorganization, the Board took into account a number of factors, including:

•
Shareholders of the Federated Small Cap Value Fund will not pay any sales charges in connection with the Reorganization, and shareholders of the Federated Small Cap Value Fund’s Class C Shares will receive credit for the amount of time that they have held their Federated Small Cap Value Fund Class C Shares toward the contingent deferred sales charge holding period when such shareholders receive Class C Shares of the Federated Small Cap Core Fund in the Reorganization.

•
While the total net expenses of the Federated Small Cap Core Fund are currently higher than those of the Federated Small Cap Value Fund, the MDT Adviser and its affiliates intend to eliminate or substantially reduce the voluntary waivers on the Federated Small Cap Value Fund, such that, after September 30, 2010, the Federated Small Cap Value Fund’s shares would be operated at or near their stated gross expense ratios.  (See the section entitled “Summary – Comparative Fee Tables” in this Prospectus/Proxy Statement for further information regarding the expenses of the Fund’s share classes.)

•
The Reorganization is intended to be structured as tax-free reorganization under the Code and, in the opinion of the MDT Adviser, generally would be a preferable tax result for shareholders, as compared to a liquidation of the Federated Small Cap Value Fund (which generally would result in taxable transactions):  (See the sections entitled “Summary – Tax Consequences” and “Information About the Reorganization– Federal Income Tax Consequences” in this Prospectus/Proxy Statement for further information on the tax consequences of the Reorganization.)

•
The investment objectives of the Federated Small Cap Value Fund and the Federated Small Cap Core Fund are identical.  Both seek to provide long-term capital appreciation by investing primarily in the common stock of small U.S. companies.  The investment strategies of the Federated Small Cap Value Fund and the Federated Small Cap Core Fund are substantially similar, except that the Federated Small Cap Value Fund selects most of its investments from the Russell 2000 Value Index and the Federated Small Cap Core Fund selects most of its investments from the Russell 2000 Index.

•
The MDT Adviser will pay certain expenses of the Reorganization (consisting primarily of legal and accounting fees), except that the Federated Small Cap Value Fund will pay the following proxy expenses and brokerage expenses:

•	Estimated direct proxy expenses (e.g., mailing, processing, tabulation, printing and solicitation costs and expenses) associated with the Reorganization of $14,873; and

•	Estimated brokerage expenses of $7,439 related to the dispensation of portfolio securities by the Federated Small Cap Value Fund prior to the Reorganization.

(See the section entitled “Information About the Reorganization– Costs of the Reorganization” in this Prospectus/Proxy Statement for further information on which parties are responsible for the costs and expenses of the Reorganization).

•
Given the large waiver positions of the Federated Small Cap Value Fund, and the fact that the Federated Small Cap Value Fund is being operated at its applicable voluntary expense caps, the MDT Adviser will likely indirectly pay the direct proxy expenses that the Federated Small Cap Value Fund will be responsible to pay (which does not include transaction brokerage expenses); thus the effect on the net asset values of the Federated Small Cap Value Fund, as a result of the payment of the direct proxy expenses would not be significant, if any (after taking into account the impact of waivers).

•
There will be no dilution to shareholders in the Reorganization, because each shareholder of the Federated Small Cap Value Fund will become the owner of Class A Shares, Class C Shares and Institutional Shares (as applicable) of the Federated Small Cap Core Fund having a total NAV equal to the total NAV of his or her holdings in the applicable Federated Small Cap Value Fund on the date of the Reorganization.

•
By contrast, the MDT Adviser and its affiliates will benefit from the Reorganization as a result of: (i) the reorganization and subsequent dissolution/termination of the Federated Small Cap Value Fund (which would eliminate the need for the MDT Adviser to waive/reimburse certain expenses of the Federated Small Cap Value Fund); and (ii) the increase in the assets of the Federated Small Cap Core Fund (which would increase asset-based fee revenue for the MDT Adviser and its affiliates).  Except for these two benefits, the MDT Adviser and its affiliates would not receive a monetary benefit from the Reorganization.

Given the above factors, the MDT Adviser advised the Board, and the Board concluded, that when considering the totality of the factors, the Reorganization is in the best interest of the shareholders of the Federated Small Cap Value Fund.

Based on the foregoing, the Board, including a majority of the Trustees who were not “interested persons,” approved the Reorganization on behalf of the Federated Small Cap Value Fund and made the determinations specified in the first paragraph of this section entitled “Summary --Reasons for the Proposed Reorganization.”

The Board also voted to recommend to shareholders of the Federated Small Cap Value Fund, the approval of the Plan, pursuant to which the Federated Small Cap Core Fund would acquire the assets (except for deferred or prepaid expenses, which are not expected to be material in amount) of the Federated Small Cap Value Fund, in exchange for Class A Shares, Class C Shares and Institutional Shares (as applicable) of the Federated Small Cap Core Fund.

Tax Consequences

Tax-Free Reorganization under Internal Revenue Code of 1986, as amended

The Reorganization is expected to qualify as tax-free reorganization under the Code (i.e., Section 368(a) of the Code).  As a condition to the Reorganization, the Federated Small Cap Value Fund and the Federated Small Cap Core Fund will receive an opinion of counsel that the Reorganization will be considered a tax-free “reorganization” under applicable provisions of the Code, so that no gain or loss will be recognized by the applicable Federated Small Cap Value Fund or the Federated Small Cap Core Fund or the shareholders of the applicable Federated Small Cap Value Fund.  The aggregate tax basis of the Federated Small Cap Core Fund’s Class A Shares, Class C Shares and Institutional Shares (as applicable) received by the shareholders of the Federated Small Cap Value Fund will be the same as the aggregate tax basis of their shares in the Federated Small Cap Value Fund.

Distributions and the Treatment of Capital Loss Carryforwards and Unrealized Losses

As noted above, shareholders generally will not incur capital gains or losses on the exchange of shares of the Federated Small Cap Value Fund for shares of the Federated Small Cap Core Fund as a result of the Reorganization.  However, shareholders will incur capital gains or losses if they sell their shares of the Federated Small Cap Value Fund before the Reorganization becomes effective or sell/exchange their shares of the Federated Small Cap Core Fund after the Reorganization becomes effective. Shareholders also will be responsible for tax obligations associated with monthly, periodic or other dividend or capital gains distributions that occur prior to and after the Reorganization.

For example, shareholders will be responsible for any taxes payable in connection with taxable distributions, if any, by the Federated Small Cap Value Fund immediately before the Closing Date.  These distributions may include capital gains realized on dispositions of portfolio securities in connection with the Reorganization.  For more information on the disposition of certain portfolio securities, see the section entitled “Summary – Comparison of Investment Objectives, Policies, Limitations and Risks” in this Prospectus/Proxy Statement. While it is not possible to definitively determine what the net capital gain/loss position of the Federated Small Cap Value Fund will be in advance, as of _______, given the capital loss carryforwards in the Federated Small Cap Value Fund and other factors, the MDT Adviser believed it unlikely that the Federated Small Cap Value Fund would have net capital gain positions as a result of such dispositions of portfolio securities.  If, however, such dispositions of portfolio securities, together with any other dispositions of portfolio securities from the portfolios of the Federated Small Cap Value Fund, result in the Federated Small Cap Value Fund having net capital gain positions, such capital gains will be distributed to shareholders as taxable distributions prior to the Reorganization being consummated.  Brokerage costs also will be incurred in connection with the Reorganization. For more information regarding brokerage costs, see the sections entitled “Summary – Reasons for the Proposed Reorganization” and “Summary – Comparison of Investment Objectives, Policies, Limitations and Risks. The MDT Adviser intends to retain at least 1/3 of the historic assets of the Federated Small Cap Value Fund in the Federated Small Cap Core Fund immediately after the Reorganization.

As of their last fiscal year end for which audited financial statements are available (i.e., July 31, 2009, for the  Funds), the Federated Small Cap Value Fund had capital loss carryforwards of approximately $4.4 million while the Federated Small Cap Core Fund had a capital loss carryforwards of approximately $2.1 million.  Capital loss carryforwards will reduce a Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted under the Code and, thus, will reduce the amount of distributions to shareholders that would otherwise be necessary to relieve a Fund of any liability for federal income tax.  Capital loss carryforwards are subject to expiration as mandated by the Code.  As of August 31, 2009, the Federated Small Cap Value Fund also had estimated year-to-date realized losses of $7.4 million and the Federated Small Cap Core Fund had estimated year-to-date realized losses of $5.9 million.  As of August 31, 2009, the Federated Small Cap Value Fund had approximately unrealized gains of approximately $1.2 million and the Federated Small Cap Core Fund had unrealized gains of approximately $65,000.  Assuming the Federated Small Cap Core Fund’s assets continue to exceed the combined assets of the Federated Small Cap Value Fund at the time of the Reorganization, the Code may limit the amounts of capital loss carryforwards and unrealized losses from the Federated Small Cap Value Fund that can be utilized following the Reorganization.  While any limitations cannot be determined until the date on which the Reorganization are consummated, assuming the Reorganization occurred on July 31, 2009, the MDT Adviser would not anticipate any permanent limitations on the use of these losses (other than the fact that all losses, including these losses, are subject to expiration in the future in accordance with the provisions of the Code) To the extent that the Federated Small Cap Value Fund would be in a net capital gain position or have realized ordinary income prior to the Reorganization, the Fund will make such distributions of the ordinary income and/or net capital gains to shareholders of the Federated Small Cap Fund.

Shareholders of the Federated Small Cap Value Fund should consult their tax advisors regarding the federal tax treatment and implications of the Reorganization in light of their individual circumstances.

THE BOARD OF TRUSTEES OF FEDERATED MDT SERIES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE REORGANIZATION.

Comparison of Investment Objectives, Policies, Limitations and Risks

This section will help you compare the investment objectives, policies, limitations and risks of the Federated Small Cap Value Fund and the Federated Small Cap Core Fund.  The investment objectives, of the Funds generally are identical. Both Funds seek to provide long-term capital appreciation by investing primarily in the common stock of small U.S. companies. The investment strategies of the Federated Small Cap Value Fund and the Federated Small Cap Core Fund are substantially similar, except that the Federated Small Cap Value Fund selects most of its investments from the Russell 200 Value Index and the Federated Small Cap Core Fund selects most of its investments from the Russell 200 Index. The differences in the Funds’ investment limitations and risks are also discussed below.  Please be aware that the foregoing is only a summary, and this section is only a brief discussion.  More complete information may be found in the Prospectuses of the Federated Small Cap Value Fund and the Federated Small Cap Core Fund.

Investment Objectives and Policies

The investment objective of the Federated Small Cap Value Fund and the Federated Small Cap Core Fund is to seek long-term capital appreciation.

The Funds both seek to achieve their objectives by investing primarily in the common stock of U.S. companies. Under normal market conditions the Funds invest at least 80% of their net assets in the common stock of small U.S. companies.  The Federated Small Cap Value Fund selects most of its investments from the Russell 2000® Value Index. While the Federated Small Cap Core Fund, selects most of its investments from the Russell 2000® Index.  The strategies of both Funds seek to maximize compound annual return while controlling risk. Individual stocks are selected for inclusion in the Funds based upon the Optimum Q Process, a proprietary quantitative computer model that is designed to facilitate an objective, disciplined, quantitative analysis of every stock in both Funds’ investment universe.

The quantitative computer model used by the both Funds constructs the portfolio by considering fundamental measures, analyzing expected trading costs and tax consequences of a transaction and employing risk controls to promote diversification and to seek to lessen exposure to volatile securities. Fundamental measures include company valuations, and capital structure, profit trends and earnings risk. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after trading cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of correlated companies relative to the universe.

The MDT Adviser selects most of its investments for the Federated Small Cap Value Fund from companies listed in the Russell 2000® Value Index, an index that measures the performance of those companies with lower price-to- book ratios and lower forecasted growth values within the small-cap segment of the U.S. equity universe, which includes the 2,000 smallest companies by market capitalization within the Russell 3000® Index (an index that includes the 3,000 largest U.S. companies by market capitalization, representing approximately 98% of the investable domestic equity market). As of July 31, 2009, companies in the Russell 2000® Value Index ranged in market capitalization from $46 million to $2.2 billion.

The MDT Adviser selects most of its investments for the Federated Small Cap Core Fund from companies listed in the Russell 2000® Index, an index that measures the performance of the 2,000 smallest companies by market capitalization within the Russell 3000® Index (an index that includes the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market). As of July 31, 2009, companies in the Russell 2000® Index ranged in market capitalization from $38.00 million to $2.17 billion.

Both Funds may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, a Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Funds may use derivative contracts in an attempt to:

•	Obtain premiums from the sale of derivative contracts;

•	Realize gains from trading a derivative contract; or

•	Hedge against potential losses.

There can be no assurance that a Fund’s use of derivative contracts or hybrid instruments will work as intended. The Funds may use other techniques in seeking to achieve the investment objective, such as, buying and selling when issued securities and exchange-traded funds.

Because both Funds refer to small capitalization investments in their name, the Funds will notify shareholders at least 60 days in advance of any change in its investment policies that would permit the Funds to normally invest less than 80% of its assets in investments in small companies. For purposes of this policy, the Federated Small Cap Value Fund considers a small company to be a company of a size similar to companies listed on the Russell 2000® Value Index and the Federated Small Cap Core Fund considers a small company to be listed on Russell 2000® Index.

The Funds actively trade their portfolio securities in an attempt to achieve their investment objective. Active trading will cause the Funds to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for their shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases a Fund’s trading costs and may have an adverse impact on a Fund’s performance.

The Funds may temporarily depart from their principal investment strategies by investing their assets in shorter-term debt securities and similar obligations or holding cash. They may do this in response to unusual circumstances, such as: adverse market, economic, or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect a Fund’s investment returns and/or the ability to achieve a Fund’s investment objectives.

Investment Limitations

With certain exceptions, the investment limitations of the Funds generally are similar.  Nonetheless, there are differences in the limitations regarding borrowing money and issuing senior securities and concentration.  Each Fund’s SAI also contains explanatory language concerning the Fund’s investment limitations that may vary as discussed below.

Fundamental Investment Limitations

Each Fund has fundamental investment limitations which may not be changed without shareholder approval.  The following chart compares the fundamental investment limitations of the Federated Small Cap Value Fund and the Federated Small Cap Core Fund.

INVESTMENT LIMITATIONS
Federated Small Cap Value Fund	Federated Small Cap Core Fund
Diversification of Investments (fundamental)
With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Diversification of Investments (fundamental) Same
Borrowing Money and Issuing Senior Securities (fundamental) The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act.	Borrowing Money and Issuing Senior Securities (fundamental) Same
Investing in Real Estate (fundamental)
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Investing in Real Estate (fundamental) Same
Underwriting (fundamental)
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Underwriting (fundamental) Same
Lending (fundamental)
The Fund may not make loans if, as a result, more than 331/3% of the Fund’s total assets would be loaned to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) lend its securities; and (iv) it may make loans to affiliated investment companies in accordance with SEC exemptive relief.

Lending (fundamental) Same
Commodities (fundamental) The Fund may invest in commodities to the maximum extent permitted under the 1940 Act.	Commodities (fundamental) Same
Concentration (fundamental)
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

Concentration (fundamental)
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, the term concentration has the meaning set forth in the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof. Government securities and municipal securities will not be deemed to constitute an industry.

Non-Fundamental Investment Limitations

Each Fund has non-fundamental limitations that prohibit it from investing more than 15% of its net assets in illiquid securities, purchases on margin, and pledging its assets except for collateral arrangements in connection with otherwise permissible activities.  While shareholder approval is required to change a fundamental limitation, non-fundamental limitations may be changed by Board without shareholder approval.  The following chart compares the non-fundamental investment limitations of the Federated Small Cap Value Fund and the Federated Small Cap Core Fund.

NON FUNDAMENTAL INVESTMENT LIMITATIONS
Federated Small Cap Value Fund	Federated Small Cap Core Fund
Illiquid Securities (non-fundamental)
The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.

Illiquid Securities (non-fundamental)
The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.
The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund’s uninvested cash

Purchases on Margin (non-fundamental)
The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Purchases on Margin (non-fundamental) Same
Pledging Assets (non-fundamental)
The Fund will not mortgage, pledge, or hypothecate any assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowings or to collateral arrangements in connection with permissible activities.

Pledging Assets (non-fundamental) Same

Certain Explanatory Language

The SAI for the Federated Small Cap Value Fund and the Federated Small Cap Core Fund includes the following explanatory language concerning its fundamental and non-fundamental investment limitations:

For purposes of the concentration limitation: (a) utility companies will be divided according to their services (for example, gas, gas transmission, electric and telephone will be considered a separate industry); (b) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry); and (c) asset-backed securities will be classified according to the underlying assets securing such securities. To conform to the current view of the SEC that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limits as long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund’s total assets in any one industry will constitute “concentration.”

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be “cash items” and “bank instruments.”

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in the value or net assets will not result in a violation of such limitation.”

Comparison of Risks

All mutual funds take investment risks.  Therefore, it is possible to lose money by investing in the Funds.  With the exception of risks related to investing for value, the principal risks of the Funds are substantially the same.  As discussed above, the investment objective of the Federated Small Cap Value Fund and the Federated Small Cap Core Fund is to seek long-term capital appreciation. The principal risk factors relating to both Funds (and that may reduce the Funds’ returns) include:

¡ STOCK MARKET RISKS
The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline.

The MDT Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

¡ RISKS RELATED TO COMPANY SIZE
Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

¡ RISKS RELATED TO INVESTING FOR VALUE
Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

¡ SECTOR RISKS
Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the MDT Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

¡ RISKS OF FOREIGN INVESTING
Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its MDT Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund’s investments.

¡ CURRENCY RISKS
Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

The MDT Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

¡ CREDIT RISKS
Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

¡ LIQUIDITY RISKS
Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

Over-the-counter (OTC) derivative contracts generally carry greater liquidity risk than exchange- traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

¡ LEVERAGE RISKS
Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

¡ EXCHANGE-TRADED FUNDS RISKS
An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

¡ RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS
The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to a) incur an excise tax on a portion of the income related to those contracts and instruments and/or b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or in the Fund’s SAI, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

Comparative Fee Tables

Like all mutual funds, the Federated Small Cap Value Fund and the Federated Small Cap Core Fund incur certain expenses in their operations, and, as an investor, you pay fees and expenses to buy and hold shares of a Fund.  You may pay front-end sales charges or contingent deferred sales charges (“CDSC”) directly when you buy or sell shares.  You pay annual fund operating expenses indirectly because they are deducted from Fund assets.  These expenses may include management fees, as well as the costs of maintaining accounts, administration, providing shareholder liaison, distribution services and other activities.

You will not pay any sales charges in connection with the Reorganization.  Holders of the Funds’ Class C Shares will receive credit for the amount of time that they have held their Fund’s Class C Shares toward the CDSC holding period when such shareholders receive Class C Shares of the Federated Small Cap Core Fund in the applicable Reorganization.  See the section entitled “Procedures for Purchasing, Redeeming and Exchanging Shares” for further information regarding the front-end sales charges and CDSCs that may be payable with respect to the Class A Shares and Class C Shares (as applicable) of the Funds.

As of the fiscal year ended July 31, 2009, the Federated Small Cap Core Fund’s total gross expenses for its Class A Shares, Class C Shares and Institutional Shares were higher overall than those of the Federated Small Cap Value Fund’s Class A Shares, Class C Shares and Institutional Shares (as applicable). The total net expenses of the Class A Shares, Class C Shares and Institutional Shares of the Federated Small Cap Core Fund were the same as those of the Class A Shares, Class C Shares and Institutional Shares (as applicable) of the Federated Small Cap Value Fund. Given the relatively small size of the Federated Small Cap Value Fund and the other factors discussed under the section entitled “Reasons for the Proposed Reorganization” in this Prospectus/Proxy Statement, the MDT Adviser advised the Board that the MDT Adviser and its affiliates intend to eliminate or substantially reduce the voluntary waivers on the Federated Small Cap Value Fund such that, after September 30, 2010, the shares of the Federated Small Cap Value Fund would be operated at or near their stated gross expense ratios.  The Federated Small Cap Value Fund’s stated gross expense ratios are lower than both the net and stated gross expense ratios of the Class A Shares, Class C Shares and Institutional Shares (as applicable) of the Federated Small Cap Core Fund.

Set forth in the tables below is information regarding the fees and expenses incurred by each class of shares of each of the Federated Small Cap Value Fund and each corresponding class of shares of the Federated Small Cap Core Fund, and the anticipated pro forma fees for the corresponding class of the Federated Small Cap Core Fund after giving effect to each applicable Reorganization and after giving effect to both Reorganization. The Federated Small Cap Core Fund is expected to be the accounting survivor after the Reorganization.

¡ FEES AND EXPENSES
This table describes (1) the actual fees and expenses of Class A Shares of Federated MDT Small Cap Value Fund as of its most recent fiscal year ended July 31, 2009; (2) the actual fees and expenses of  Class A Shares of Federated MDT Small Cap Core Fund as of its most recent fiscal year ended July 31, 2009; and (3) the pro forma  fees and expenses of Class A Shares of Federated MDT Small Cap Core Fund on a combined basis after giving effect to the Reorganization (as if the Reorganization had occurred on the first day of the fiscal year).

Shareholder Fees	Federated MDT Small Cap Value Fund- Class A Shares	Federated MDT Small Cap Core Fund – Class A Shares	Federated MDT Small Cap Core Fund – Class A Shares Pro Forma Combined
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	0.00%	0.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses1
Expenses That You Pay as a Percentage of the Value of Your Investment
Management Fee	1.15%	1.15%	1.15%
Distribution (12b-1) Fee	0.05%	0.05%	0.05%
Other Expenses	2.57%2	6.32%3	2.17%3
Acquired Fund Fees and Expenses	0.05%	0.01%	0.01%
Total Direct and Acquired Annual Fund Operating Expenses4	3.82%	7.53%	3.38%
1The percentages shown are based on expenses for the entire fiscal year ended July 31, 2009.  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.  With respect to Federated MDT Small Cap Value Fund, the Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund’s Class A Shares (after the voluntary waivers and reimbursements) will not exceed 1.75% for the fiscal year ending July 31, 2010.  Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2010. With respect to Federated MDT Small Cap Core Fund and Federated MDT Small Cap Core Fund Proforma Combined, the Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund’s Class A Shares (after the voluntary waivers and reimbursements) will not exceed 1.75% for the fiscal year ending July 31, 2010.  Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2010.

2With respect to Federated MDT Small Cap Value Fund, includes a shareholder services fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services.  Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services.

3  With respect to Federated MDT Small Cap Core Fund and Federated MDT Small Cap Core Fund Pro Forma Combined, includes a shareholder services fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services.  Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services.

4  Total Direct and Acquired Annual Fund Operating Expenses do not correlate to the net expense ratio as a percentage of average net assets presented in the Financial Highlights.  The amount presented on the Financial Highlights reflects operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This example is intended to help you compare the cost of investing in the indicated Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that for each Fund operating expenses remain the same.  Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Federated MDT Small Cap Value Fund, Class A Shares:
Expenses assuming redemption	$913	$1,652	$2,409	$4,380
Expenses assuming no redemption	$913	$1,652	$2,409	$4,380
Federated MDT Small Cap Core Fund, Class A Shares:
Expenses assuming redemption	$1,253	$2,605	$3,890	$6,828
Expenses assuming no redemption	$1,253	$2,605	$3,890	$6,828
Federated MDT Small Cap Core Fund, Pro Forma Combined Class A Shares:
Expenses assuming redemption	$872	$1,532	$2,213	$4,015
Expenses assuming no redemption	$872	$1,532	$2,213	$4,015

¡ FEES AND EXPENSES
This table describes (1) the actual fees and expenses of Class C Shares of Federated MDT Small Cap Value Fund as of its most recent fiscal year ended July 31, 2009; (2) the actual fees and expenses of  Class C Shares of Federated MDT Small Cap Core Fund as of its most recent fiscal year ended July 31, 2009; and (3) the pro forma  fees and expenses of Class C Shares of Federated MDT Small Cap Core Fund on a combined basis after giving effect to the Reorganization (as if the Reorganization had occurred on the first day of the fiscal year).

Shareholder Fees	Federated MDT Small Cap Value Fund- Class C Shares	Federated MDT Small Cap Core Fund – Class C Shares	Federated MDT Small Cap Core Fund – Class C Shares Pro Forma Combined
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	1.00%	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee	1.15%	1.15%	1.15%
Distribution (12b-1) Fee	0.75%	0.75%	0.75%
Other Expenses	2.60%2	6.20%3	2.17%3
Acquired Fund Fees and Expenses	0.05%	0.01%	0.01%
Total Direct and Acquired Annual Fund Operating Expenses4	4.55%	8.11%	4.08%
1The percentages shown are based on expenses for the entire fiscal year ended July 31, 2009.  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.  With respect to Federated MDT Small Cap Value Fund, the Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund’s Class C Shares (after the voluntary waivers and reimbursements) will not exceed 2.50% for the fiscal year ending July 31, 2010.  Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2010. With respect to Federated MDT Small Cap Core Fund and Federated MDT Small Cap Core Fund Proforma Combined, the Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund’s Class C Shares (after the voluntary waivers and reimbursements) will not exceed 2.50% for the fiscal year ending July 31, 2010.  Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2010.

2With respect to Federated MDT Small Cap Value Fund, includes a shareholder services fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services.  Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services.

3  With respect to Federated MDT Small Cap Core Fund and Federated MDT Small Cap Core Fund Pro Forma Combined, includes a shareholder services fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services.  Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services.

4 Total Direct and Acquired Annual Fund Operating Expenses do not correlate to the net expense ratio as a percentage of average net assets presented in the Financial Highlights.  The amount presented on the Financial Highlights reflects operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

¡

Example

This example is intended to help you compare the cost of investing in the indicated Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that for each Fund operating expenses remain the same.  Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Federated MDT Small Cap Value Fund, Class C Shares:
Expenses assuming redemption	$556	$1,374	$2,301	$4,654
Expenses assuming no redemption	$456	$1,374	$2,301	$4,654
Federated MDT Small Cap Core Fund, Class C Shares:
Expenses assuming redemption	$898	$2,321	$3,751	$6,954
Expenses assuming no redemption	$798	$2,321	$3,751	$6,954
Federated MDT Small Cap Core Fund, Pro Forma Combined Class C Shares:
Expenses assuming redemption	$510	$1,241	$2,087	$4,273
Expenses assuming no redemption	$410	$1,241	$2,087	$4,273

¡ FEES AND EXPENSES
This table describes (1) the actual fees and expenses of Institutional Shares of Federated MDT Small Cap Value Fund as of its most recent fiscal year ended July 31, 2009; (2) the actual fees and expenses of  Institutional Shares of Federated MDT Small Cap Core Fund as of its most recent fiscal year ended July 31, 2009; and (3) the pro forma  fees and expenses of Institutional Shares of Federated MDT Small Cap Core Fund on a combined basis after giving effect to the Reorganization (as if the Reorganization had occurred on the first day of the fiscal year).

Shareholder Fees	Federated MDT Small Cap Value Fund- Institutional Shares	Federated MDT Small Cap Core Fund – Institutional Shares	Federated MDT Small Cap Core Fund – Institutional Shares Pro Forma Combined
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses1
Expenses That You Pay Each Year as a Percentage of the Value of Your Investment
Management Fee	1.15%	1.15%	1.15%
Distribution (12b-1) Fee	None	None	None
Other Expenses	2.34%2	5.56%3	1.92%3
Acquired Fund Fees and Expenses	0.05%	0.01%	0.01%
Total Direct and Acquired Annual Fund Operating Expenses4	3.54%	6.72%	3.08%
1The percentages shown are based on expenses for the entire fiscal year ended July 31, 2009.  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.  With respect to Federated MDT Small Cap Value Fund, the Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund’s Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 1.50% for the fiscal year ending July 31, 2010.  Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2010.  With respect to Federated MDT Small Cap Core Fund and Federated MDT Small Cap Core Fund Proforma Combined, the Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund’s Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 1.50% for the fiscal year ending July 31, 2010.  Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2010.

2With respect to Federated MDT Small Cap Value Fund, includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services.
3  With respect to Federated MDT Small Cap Core Fund and Federated MDT Small Cap Core Fund Pro Forma Combined, includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services.

4  Total Direct and Acquired Annual Fund Operating Expenses do not correlate to the net expense ratio as a percentage of average net assets presented in the Financial Highlights.  The amount presented on the Financial Highlights reflects operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

¡
Example

This example is intended to help you compare the cost of investing in the indicated Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that for each operating expenses remain the same.  Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Federated MDT Small Cap Value Fund, Institutional Shares	$357	$1,085	$1,836	$3,809
Federated MDT Small Cap Core Fund, Institutional Shares	$666	$1,964	$3,218	$6,170
Federated MDT Small Cap Core Fund, Pro Forma Combined Institutional Shares	$311	$951	$1,616	$3,392

Comparison of Potential Risks and Rewards:  Performance Information

The performance information below shown below will help you analyze the Federated Small Cap Value Fund’s and the Federated Small Cap Core Fund’s investment risks in light of its historical returns.  The bar charts compare the potential risks and rewards of investing in each Fund.  The bar charts provide an indication of the risks of investing in each Fund by showing the variability of each Fund’s shares performance on a calendar year-to-year basis.

The average annual total return tables show returns averaged over the stated periods, and include comparative performance information.  The tables show how each Fund’s average annual total returns for one year, five years and ten years (or start of performance if shorter) compare to the returns of a broad-based securities market index.  The average annual total returns are reduced to reflect applicable sales charges.  Return Before Taxes is shown.  In addition, Return After Taxes is Shown to illustrate the effect of federal taxes on returns.  Actual after tax returns depend upon each investor’s personal tax situation, and are likely to differ from those shown.  The table also shows returns for the applicable Fund’s broad-based securities market index.  Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in a Fund’s performance.  The indexes are unmanaged and, unlike the Funds, are not affected by cash flows.  It is not possible to invest directly in the indexes.

The Funds’ performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

Risk/Return Bar Chart and Table

The Fund is the successor to the MDT Small Cap Value Fund pursuant to a reorganization that was completed on the close of business on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information and financial information provided in this prospectus for periods prior to December 11, 2006, is historical information for the MDT Small Cap Value Fund. The MDT Small Cap Value Fund was managed by MDT Advisers and had similar investment objectives and strategies as the Fund.

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

Federated MDT Small Cap Value Fund-Class A and Class C Shares
The ‘y’ axis reflects the “% Total Return” beginning with “(40)” and increasing in increments of 10% up to 20%.
The ‘x’ axis represents calculation periods for the three calendar years ended December 31, 2008. The light gray shaded chart features three distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year. The calculated total return percentage for the Federated MDT Small Cap Value Fund-Class A and Class C Shares for each calendar year is stated directly at the top of each respective bar, for the calendar years 2006 through 2008. The percentages noted are: 13.00%, (0.89)% and (32.64)%, respectively.

The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund's Class A Shares total return for the nine-month period from January 1, 2009 to September 30, 2009 was 2.39%.

Within the periods shown in the bar chart, the Fund’s Class A Shares highest quarterly return was 15.28% (quarter ended March 31, 2006). Its lowest quarterly return was (24.95)% (quarter ended December 31, 2008).

Average Annual Total Return Table

The Average Annual Total Returns for the Fund’s Class A Shares and Class C Shares are reduced to reflect all applicable charges. Return Before Taxes is shown for all Classes. In addition, Return After Taxes is shown for the Fund’s Class A Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The table also shows returns for the Russell 2000® Value Index (Russell 2000® Value) and the Lipper Small-Cap Value Funds Index. Returns of the Russell 2000® Value do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The Russell 2000® Value is unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

(For the Period Ended December 31, 2008)

	1 Year	Start of Performance1
Class A Shares:
Return Before Taxes	(36.32)%	(9.54)%
Return After Taxes on Distributions2	(36.32)%	(10.12)%
Return After Taxes on Distributions and Sale of Fund Shares2	(23.61)%	(8.16)%
Class C Shares:
Return Before Taxes	(33.81)%	(8.65)%
Russell 2000® Value3	(28.92)%	(6.66)%
Lipper Small-Cap Value Funds Index4	(32.82)%	(7.87)%

1The Fund’s Class A Shares and Class C Shares start of performance date was September 15, 2005.

2After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

3  The Russell 2000® Value measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The performance of the index assumes the reinvestment of dividends or other distributions but does not reflect deductions for fees, expenses or taxes.

4  The Lipper Small-Cap Value Funds Index is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. The return of the index assumes the reinvestment of any dividend or other distributions.

Risk/Return Bar Chart and Table

The Fund is the successor to the MDT Small Cap Value Fund pursuant to a reorganization that was completed on the close of business on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information and financial information provided in this prospectus for periods prior to December 11, 2006, is historical information for the MDT Small Cap Value Fund. The MDT Small Cap Value Fund was managed by MDT Advisers and had similar investment objectives and strategies as the Fund.

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Institutional Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

Federated MDT Small Cap Value Fund-Institutional Shares
The ‘y’ axis reflects the “% Total Return” beginning with “(40)” and increasing in increments of 10% up to 20%.
The ‘x’ axis represents calculation periods for the three calendar years ended December 31, 2008. The light gray shaded chart features three distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year. The calculated total return percentage for the Federated MDT Small Cap Value Fund - Institutional Shares for each calendar year is stated directly at the top of each respective bar, for the calendar years 2006 through 2008. The percentages noted are: 13.28%, (0.62)% and (32.42)%, respectively.

The Fund’s Institutional Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value.

The Fund's Institutional Shares total return for the nine-month period from January 1, 2009 to September 30, 2009 was 2.51%.

Within the periods shown in the bar chart, the Fund’s Institutional Shares highest quarterly return was 15.36% (quarter ended March 31, 2006). Its lowest quarterly return was (24.84)% (quarter ended December 31, 2008).

Average Annual Total Return Table

Return Before Taxes is shown for the Fund’s Institutional Shares. In addition, Return After Taxes is shown for the Fund’s Institutional Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The table also shows returns for the Russell 2000® Value Index (Russell 2000® Value) and the Lipper Small-Cap Value Funds Index. Returns of the Russell 2000® Value do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The Russell 2000® Value is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

(For the Period Ended December 31, 2008)

	1 Year	Start of Performance1
Institutional Shares
Return Before Taxes	(32.42)%	(7.71)%
Return After Taxes on Distributions2	(32.42)%	(8.31)%
Return After Taxes on Distributions and Sale of Fund Shares2	(21.07)%	(6.67)%
Russell 2000® Value3	(28.92)%	(6.66)%
Lipper Small-Cap Value Funds Index4	(32.82)%	(7.87)%
1The Fund’s Institutional Shares start of performance date was September 15, 2005.

2After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

3  The Russell 2000® Value measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The performance of the index assumes the reinvestment of dividends or other distributions but does not reflect deductions for fees, expenses or taxes.

4  The Lipper Small-Cap Value Funds Index is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. The return of the index assumes the reinvestment of any dividend or other distributions.

Risk/Return Bar Chart and Table

The Fund is the successor to the MDT Small Cap Core Fund pursuant to a reorganization that was completed on the close of business on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information and financial information provided in this prospectus for periods prior to December 11, 2006, is historical information for the MDT Small Cap Core Fund. The MDT Small Cap Core Fund was managed by MDT Advisers and had similar investment objectives and strategies as the Fund.

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

Federated MDT Small Cap Core Fund-Class A Shares and Class C Shares
The ‘y’ axis reflects the “% Total Return” beginning with “(50)” and increasing in increments of 10% up to 20%.
The ‘x’ axis represents calculation periods for the three calendar years ended December 31, 2008. The light gray shaded chart features three distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year. The calculated total return percentage for the Federated MDT Small Cap Core Fund-Class A Shares and Class C Shares for each calendar year is stated directly at the top of each respective bar, for the calendar years 2006 through 2008. The percentages noted are: 17.06%, (0.45)% and (44.20)%, respectively.

The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund's Class A Shares total return for the nine-month period from January 1, 2009 to September 30, 2009 was 8.01%.

Within the periods shown in the bar chart, the Fund’s Class A Shares highest quarterly return was 16.30% (quarter ended March 31, 2006). Its lowest quarterly return was (30.66)% (quarter ended December 31, 2008).

Average Annual Total Return Table

The Average Annual Total Returns for the Fund’s Class A Shares are reduced to reflect all applicable sales charges. Return Before Taxes is shown for all Classes. In addition, Return After Taxes is shown for the Fund’s Class A Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The table also shows returns for the Russell 2000® Index and the Lipper Small-Cap Core Funds Index. The Russell 2000® Index does not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The Russell 2000® Index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

(For the Period Ended December 31, 2008)

	1 Year	Start of Performance1
Class A Shares:
Return Before Taxes	(47.28)%	(12.23)%
Return After Taxes on Distributions2	(47.28)%	(12.71)%
Return After Taxes on Distributions and Sale of Fund Shares2	(30.73)%	(10.25)%
Class C Shares:
Return Before Taxes	(45.17)%	(11.36)%
Russell 2000® Index3	(33.79)%	(7.14)%
Lipper Small-Cap Core Funds Index4	(35.59)%	(7.88)%

1The Fund’s Class A Shares and Class C Shares start of performance date was September 15, 2005.

2After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

3  The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.  The performance of the index assumes the reinvestment of dividends or other distributions but does not reflect deductions for fees, expenses or taxes.

4  The Lipper Small-Cap Core Funds Index is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index.  Small-cap core funds have more latitude in the companies in which they invest.  These funds typically have an average price-to-earning ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Risk/Return Bar Chart and Table

The Fund is the successor to the MDT Small Cap Core Fund pursuant to a reorganization that was completed on the close of business on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information and financial information provided in this prospectus for periods prior to December 11, 2006, is historical information for the MDT Small Cap Core Fund. The MDT Small Cap Core Fund was managed by MDT Advisers and had similar investment objectives and strategies as the Fund.

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Institutional Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

Federated MDT Small Cap Core Fund-Institutional Shares
The ‘y’ axis reflects the “% Total Return” beginning with “(50)” and increasing in increments of 10% up to 20%.
The ‘x’ axis represents calculation periods for the three calendar years ended December 31, 2008. The light gray shaded chart features three distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year. The calculated total return percentage for the Federated MDT Small Cap Core Fund - Institutional Shares for each calendar year is stated directly at the top of each respective bar, for the calendar years 2006 through 2008. The percentages noted are: 17.33%, (0.61)% and (44.14)%, respectively.

The Fund’s Institutional Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value.

The Fund's Institutional Shares total return for the nine-month period from January 1, 2009 to September 30, 2009 was 8.27%.

Within the periods shown in the bar chart, the Fund’s Institutional Shares highest quarterly return was 16.48% (quarter ended March 31, 2006). Its lowest quarterly return was (30.75)% (quarter ended December 31, 2008).

Average Annual Total Return Table

Return Before Taxes is shown for the Fund’s Institutional Shares. In addition, Return After Taxes is shown for the Fund’s Institutional Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The table also shows returns for the Russell 2000® Index and the Lipper Small-Cap Core Funds Index. The Russell 2000® Index does not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The Russell 2000® Index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

(For the Period Ended December 31, 2008)

	1 Year	Start of Performance1
Institutional Shares:
Return Before Taxes	(44.14)%	(10.56)%
Return After Taxes on Distributions2	(44.14)%	(11.04)%
Return After Taxes on Distributions and Sale of Fund Shares2	(28.69)%	(8.90)%
Russell 2000® Index3	(33.79)%	(7.14)%
Lipper Small-Cap Core Funds Index4	(35.59)%	(7.88)%

1The Fund’s Institutional Shares start of performance date was September 15, 2005.

2After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

3  The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. The performance of the index assumes the reinvestment of dividends or other distributions but does not reflect deductions for fees, expenses or taxes.

4  The Lipper Small-Cap Core Funds Index is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index.  Small-cap core funds have more latitude in the companies in which they invest.  These funds typically have an average price-to-earning ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Management’s Discussion of Fund Performance

Attached as Annex C to this Prospectus/Proxy Statement is Management’s Discussion of Fund Performance and a line graph showing performance for the fiscal years of the Federated Small Cap Value Fund and the Federated Small Cap Core Fund indicated in Annex B.

Financial Highlights

The Financial Highlights for the Federated Small Cap Value Fund and the Federated Small Cap Core Fund are included as Annex B to this Prospectus/Proxy Statement.  The Financial Highlights will help you understand each Fund’s financial performance for its past five fiscal years.  Some of the information is presented on a per-share basis.  Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of any dividends and capital gains.

Federated Small Cap Value Fund and Federated Small Cap Core Fund

The Financial Highlights will help you understand the financial performance of the Federated Small Cap Value Fund and the Federated Small Cap Core Funds’ Class A Shares, Class C Shares and Institutional Shares for the past five fiscal years, or since inception, if the life of the Fund is shorter.  Some of the information is presented on a per share basis.  Total returns represent the rate an investor would have earned (or lost) on an investment in the Federated Small Cap Value Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Funds’ audited financial statements, is included in their Annual Reports.

Investment Adviser

The investment adviser for both Funds is Federated MDTA LLC (the “MDT Adviser”). The Board governs both Funds. The Board selects and oversees the MDT Adviser, which is registered as an investment adviser with the SEC. Federated Investors, Inc. (“Federated”) acquired the MDT Adviser, in July 2006. MDT Advisers is responsible for the day-to-day management of the Funds in accordance with the Funds’ investment objectives and policies (subject to the general supervision of the Funds’ Board). This includes designing, developing, periodically enhancing and implementing the quantitative computer model that drives investment decisions. Federated Advisory Services Company (FASC), an affiliate of the MDT Adviser, provides security and market data and certain other support services to the MDT Adviser. The fee for these services is paid by the MDT Adviser and not by the Funds. The address of the MDT Adviser is 125 High Street, 21st Floor, Boston, Massachusetts 02110. The address of FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The MDT Adviser and other subsidiaries of Federated advise approximately 149 equity, fixed-income, and money market mutual funds as well as a variety of other pooled investment vehicles and customized separately managed accounts, which totaled approximately $407 billion in assets as of December 31, 2008. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,380 employees. Federated provides investment products to nearly 5,300 investment professionals and institutions.

Portfolio Manager Information

Federated Small Cap Value Fund and Federated Small Cap Core Fund

The Funds are managed by the Optimum Q Process, the proprietary, quantitative computer model that drives investment selection, which is supported and implemented by the MDT Advisers Investment Team (“Investment Team”) since October 2002.

Effective August 2008, key members of the Investment Team, (Daniel J. Mahr, Frederick L. Konopka, Brian M. Greenberg and Douglas K. Thunen), have been named portfolio managers of the Fund as they continue their work with the Optimum Q Process.

The portfolio managers for the Federated Small Cap Value Fund and the Federated Small Cap Core Fund are the same.  Therefore, it is anticipated that the Reorganization will provide continuity of portfolio management to the Federated Small Cap Value Fund’s Shareholders.

The following individuals serve as portfolio managers for the Federated Small Cap Value Fund and the All Cap Fund:

Daniel J. Mahr joined the Investment Team in 2002. As Managing Director of Research, he is responsible for leading the Investment Team as it relates to the ongoing design, development and implementation of the Optimum Q Process. He received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.

Frederick L. Konopka, CFA, joined the Investment Team in 1997. As the Portfolio and Trading Manager, he is responsible for the ongoing implementation of the Optimum Q Process including trading impact evaluation and implementation. He received his A.B., Mathematics from Dartmouth College and his M.S., Concentration in Information Technology and Finance from MIT Sloan School of Management.

Brian M. Greenberg and Douglas K. Thunen joined the Investment Team in 2004. As Research Managers, they are both responsible for ongoing evaluation and enhancement of the Optimum Q Process, including software code design and development. Mr. Greenberg received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University. Mr. Thunen earned his B.A., Magna Cum Laude, Computer Science from Williams College and his M.Eng., Computer Science from Princeton University.

Additional Portfolio Manager Information

Each Fund’s SAI provides additional information about its portfolio manager’s compensation, management of other accounts and ownership of securities in the Fund.

Investment Advisory Fees and Other Fees/Expenses

The Federated Small Cap Value Fund and the Federated Small Cap Core Fund pay certain affiliated and non-affiliated service providers fees as described below.  The Funds and their affiliated service providers may also pay fees as described below to certain affiliates or to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Funds.  For additional information regarding the fees paid by the Funds, please see the section entitled “Summary -- Comparative Fee Tables” in this Prospectus/Proxy Statement.

Investment Advisory Fees

Each Fund’s investment advisory contract provides for payment to the MDT Adviser of the following annual investment advisory fee:

Fund                                                                                        Advisory Fee
Federated Small Cap Value Fund                                        1.15% of the Fund’s average daily net assets
Federated All Cap  Fund                                                      1.15% of the Fund’s average daily net assets

The MDT Adviser may voluntarily waive a portion of its investment advisory fee or reimburse a Fund for certain operating expenses.  Any voluntary waiver or reimbursement may be terminated by the MDT Adviser at any time in its sole discretion.

Federated Advisory Services Company, an affiliate of the MDT Adviser, provides certain support services to the MDT Adviser.  The fee for these services is paid by the MDT Adviser and not by the Funds.

A discussion of the Board’s review of the investment advisory contract of the Federated Small Cap Value Fund and the Federated Small Cap Core Fund is available in each of the Funds’ Annual Report dated July 31, 2009.

Administrative Fees

Federated Administrative Services (“FAS”), an affiliate of the MDT Adviser, serves as administrator to the Federated Small Cap Value Fund and the Federated Small Cap Core Fund and provides certain administrative personnel and services as necessary.  FAS provides these services at an annual rate based on the average aggregate daily net assets of the Funds and most of the other Federated funds advised by the MDT Adviser or its affiliates.  The rate charged by FAS is based on a scale that ranges from 0.150% on the first $5 billion of average aggregate daily nets assets to 0.075% on assets over $20 billion.  FAS’ minimum annual administrative fee with respect to each Fund is $150,000 per portfolio and $40,000 per each additional class of shares.  FAS may choose to voluntarily waive a portion of its fees or reimburse the Funds for expenses.  Any voluntary waiver or reimbursement may be terminated by FAS at any time in its sole discretion.

FAS also may provide certain accounting and recordkeeping services with respect to a Fund’s portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

Service Fees

The Federated Small Cap Value Fund and the Federated Small Cap Core Fund each are party to a Shareholder Services Agreement under which a Fund may pay service fees of up to 0.25% of the average daily net assets of the Fund to financial intermediaries or to Federated Shareholder Services Company (“FSSC”), an affiliate of the MDT Adviser, for providing certain personal services for shareholders and the maintenance of shareholder accounts.  The Shareholder Services Agreement provides that FSSC either will perform shareholder services directly or will select financial institutions to perform such services.  Financial institutions will receive fees based upon shares owned by their clients or customers.  Intermediaries that receive Service Fees may include a company affiliated with management of the MDT Adviser or its parent company, Federated Investors, Inc.  The schedule of such fees and the basis upon which such fees will be paid are determined from time to time by a Fund and FSSC.  If a financial intermediary receives service fees on an account, it is not eligible to also receive account administration fees on that same account.

Rule 12b-1 Fees

Federated Securities Corp. (“FSC” or the “Distributor”), an affiliate of the MDT Adviser, is the principal distributor for shares of the Federated Small Cap Value Fund and the Federated Small Cap Core Fund.  The Funds have adopted a Rule 12b-1 Distribution Plan (the “Distribution Plan”) pursuant to which the Funds may pay marketing fees to the Distributor in an amount up to the following annual rates:

Fund                                                               Share Class                       Distribution (12b-1) Fee
Federated Small Cap Value Fund              Class A Shares                   0.05% of average net assets of Class A Shares
         Class C Shares                    0.75% of average net assets of Class C Shares

Federated Small Cap Core Fund                Class A Shares                   0.05% of average net assets of Class A Shares
         Class C Shares                    0.75% of average net assets of Class C Shares

The fees are paid to the Distributor for the sale, distribution, administration and customer servicing of the applicable share classes of the Funds.  When the distributor receives Rule 12b-1 fees, it may pay some or all of them to financial intermediaries whose customers purchase shares of the Funds.  Because the applicable share classes of the Funds pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.  The Distributor may choose to voluntarily waive a portion of its fees or reimburse the Funds for expenses.  Any voluntary waiver or reimbursement may be terminated by the Distributor at any time in its sole discretion.

Account Administration Fees

The Federated Small Cap Value Fund and the Federated Small Cap Core Fund may pay account administration fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Funds and shareholders.  If a financial intermediary receives account administration fees on an account, it is not eligible to also receive service fees or recordkeeping fees on that same account.

Recordkeeping Fees

The Federated Small Cap Value Fund and the Federated Small Cap Core Fund may pay recordkeeping fees on an average-net-assets basis or on a per-account-per-year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives recordkeeping fees on an account, it is not eligible to also receive account administration fees or networking fees on that same account.

Networking Fees

The Federated Small Cap Value Fund and the Federated Small Cap Core Fund may reimburse networking fees on a per-account-per-year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts.  If a financial intermediary receives networking fees on an account, it is not eligible to also receive recordkeeping fees on that same account.

Front-End Sales Charge Reallowances

The Distributor receives a front-end sales charge on certain share sales.  The Distributor pays a portion of this charge to financial intermediaries that are eligible to receive it (the “Dealer Reallowance”) and retains any remaining portion of the front-end sales charge.  When a financial intermediary’s customer purchases Class A Shares of the Federated Small Cap Value Fund and the Federated Small Cap Core Fund, the financial intermediary may receive a Dealer Reallowance as follows:

Class A Shares
Dealer Reallowance as a Percentage
Purchase Amounts                                                      of Public Offering Price
Less than $50,000                                                                     5.00%
$50,000 but less than $100,000                                                4.00%
$100,000 but less than $250,000                                              3.25%
$250,000 but less than $500,000                                              2.25%
$500,000 but less than $1 million                                            1.80%
$1 million or greater                                                                  0.00%

Advance Commissions

When a financial intermediary’s customer purchases Class A Shares or Class C Shares of the Federated Small Cap Value Fund and the Federated Small Cap Core Fund, the financial intermediary may receive an advance commission as follows:

Class A Shares (for purchases over $1 million)
Advance Commission as a Percentage
Purchase Amounts                                                      of Public Offering Price
First $1 million - $5 million                                                                 0.75%
Next $5 million - $20 million                                                               0.50%
Over $20 million                                                                                  0.25%

Advance commissions are calculated on a year-by-year basis based on amounts invested during that year. Accordingly, with respect to additional purchase amounts, the advance commission breakpoint resets annually to the first breakpoint on the anniversary of the first purchase.

Class A Share purchases under this program may be made by letter of intent or by combining concurrent purchases. The above advance commission will be paid only on those purchases that were not previously subject to a front-end sales charge or dealer advance commission. Certain retirement accounts may not be eligible for this program.

Class C Shares
Advance Commission as a Percentage
                                                                                           of Public Offering Price
All Purchase Amounts                                                                 1.00%

Additional Payments to Financial Intermediaries

The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of shares or provide services to shareholders of the Federated Small Cap Value Fund and the Federated Small Cap Core Fund.  The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell shares of a Fund to you.  In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser).  These payments are not reflected in the fees and expenses listed in the fee table section of a Fund’s Prospectus (or the comparative fee tables included in the section entitled “Summary – Comparative Fee Tables) in this Prospectus/Proxy Statement) and described above because they are not paid by the Funds.

These payments are negotiated and may be based on such factors as the number or value of shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.  These payments may be in addition to payments of Rule 12b-1 fees and/or service fees and/or account administration fees and/or recordkeeping fees and/or network fees made by the Fund to the financial intermediary.  In connection with these payments, the financial intermediary may elevate the prominence or profile of a Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization.  You can ask your financial intermediary for information about any payments it receives from the Distributor or the Funds and any services provided.

Procedures for Purchasing, Redeeming and Exchanging Shares

The transfer agent and dividend-disbursing agent for the Federated Small Cap Value Fund and the Federated Small Cap Core Fund is State Street Bank and Trust Company.  Services provided by State Street Bank include the issuance, cancellation and transfer of the Funds’ shares, and the maintenance of records regarding the ownership of such shares.

Procedures for the purchase, redemption and exchange of the Federated Small Cap Core Fund’s shares are substantially the same as the procedures applicable to the purchase, redemption and exchange of the Federated Small Cap Value Fund’ shares.  Reference is made to the Prospectus of the Federated Small Cap Core Fund dated September 30, 2009, and the Prospectus of the Federated Small Cap Value Fund dated September 30, 2009, each of which is incorporated by reference, for a complete description of the purchase, redemption and exchange procedures applicable to purchases, redemptions and exchanges of the Federated Small Cap Core Fund’s shares and the Federated Small Cap Value Fund’s shares, respectively.  Set forth below is a brief description of the significant purchase, redemption and exchange procedures applicable to purchases, redemptions and exchanges of the Funds’ shares.

Purchases

Shares of the Federated Small Cap Value Fund and the Federated Small Cap Core Fund may be purchased any day the New York Stock Exchange (NYSE) is open.  When a Fund receives your transaction request in proper form (as described in each Fund’s Prospectus), it is processed at the next calculated NAV of a share, plus any applicable front-end sales charge (public offering price).  A share’s NAV is determined as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open.  Each Fund calculates the NAV of each class of shares by valuing the assets allocated to the share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of shares of the class outstanding.  When a Fund holds fixed income securities that trade on days when the NYSE is closed, the value of the Fund’s assets may change on days you may not purchase, redeem or exchange shares.

Purchases of a Fund’s shares may be made through a financial intermediary, directly from the Fund by wire and by check or through an exchange from the same share class of another Federated fund (for exchanges, you must meet the minimum initial investment requirements for purchasing shares and both accounts must have identical registrations).  An institution may establish and account and place an order by calling a Fund and the shares will be priced at the next calculated NAV after the Fund receives the order.

Once you have opened an account, purchases of additional shares may be made automatically on a regular basis using the Systematic Investment Program (“SIP”) (to use the SIP, an investor needs to complete the SIP section of the new account form or contact the Fund or the investor’s financial intermediary).  Once you have opened an account, purchases of additional shares also may be made through a financial institution that is an ACH member (the purchase option can be established by completing the appropriate section of the new account form).  Each Fund reserves the right to reject any request to purchase or exchange shares.  If a Fund offers more than one share class and the class choice is not specified on the new account form or form of payment (e.g., Federal reserve wire or check), investors automatically receive Class A Shares.

Purchasers of the Federated Small Cap Core Fund’s and the Federated Small Cap Value Fund’s Class A Shares incur a front-end sales charge of up to 5.50% of the public offering price on purchase amounts less than $1 million.  The sales charges are subject to the breakpoint discounts and rights of accumulation, which are substantially similar for each Fund and are described in each Fund’s Prospectus for its Class A Shares.  The sales charges on Class A Shares also may be reduced or eliminated in certain circumstances described in the Prospectuses for each Fund (which circumstances are substantially similar for each Fund).

For purchases of $1 million or more, a CDSC of 0.75% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction.

There is no front-end sales charge upon purchase of the Federated Small Cap Core Fund’s and the Acquired  Fund’s Class C Shares; however, upon redemption, holders of the Federated Small Cap Core Fund’s and the Federated Small Cap Value Fund’s  Class C Shares will incur a CDSC of up to 1.00% on Class C Shares redeemed within 12 months of the purchase date.

The CDSC on the Class A Shares and Class C Shares of the Funds is calculated using the share price at the time of purchase or redemption, whichever is lower.  The CDSC on Class C Shares may be reduced or eliminated in certain circumstances described in the Prospectuses for the Federated Small Cap Core Fund and the Federated Small Cap Value Fund.

The Funds’ minimum initial and subsequent investment amounts are the same.

Fund	Initial Investment Minimum	Subsequent Investment Minimum	Systematic Investment Program Initial/Subsequent Investment Minimum
Federated Small Cap Value Fund/Federated Small Cap Core Fund - Class A Shares	$1,500	$100	$50/$50
Federated Small Cap Value Fund/Federated Small Cap Core Fund – Class C Shares	$1,500	$100	$50/$50

Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions or exchanges cause the account balance to fall below $1,500.  Before an account is closed, you will be notified and allowed 30 days to purchase additional shares to meet the minimum.

Redemptions and Exchanges

Shares of the Federated Small Cap Value Fund and the Federated Small Cap Core Fund may be redeemed or exchanged any day the NYSE is open.  Redemptions and exchanges of each Fund may be made through a financial intermediary or directly from a Fund by telephone or by mailing a written request.  Shares also may be redeemed or exchanged in a minimum amount of $100 on a regular basis using a systematic withdrawal/exchange program (to use the systematic withdrawal/exchange program, an investor must complete the appropriate section of the new account form or an account service options form or contact the investor’s financial intermediary or the Fund).  An investor’s account value must meet the minimum initial investment amount at the time the systematic withdrawal/exchange program is established.  Generally, it is not advisable to continue to purchase shares subject to a sales charge while redeeming shares using the systematic withdrawal/exchange program.  Shares of a Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV.

Each Fund has an exchange privilege that allows shareholders to exchange shares of the Fund into shares of the same class of another Federated fund.  An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.  The Funds may modify or terminate the exchange privilege at any time.

Any questions about the foregoing procedures may be directed to, and assistance in effecting purchases, redemptions or exchanges of each Fund may be obtained by calling, the Funds at 1-800-341-7400.

Dividends and Distributions; Tax Information; Frequent Trading; Portfolio Holdings Disclosure Policies; Change of Custodian

Dividends and Distributions

The Federated Small Cap Value Fund and the Federated Small Cap Core Fund declare and pay any dividends annually to shareholders.  Dividends and capital gains distributions will be automatically reinvested in additional shares without a sales charge, unless you elect a cash payment.

In addition, the Funds pay any capital gains at least annually, and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements.  Your dividends and capital gains distributions will be automatically reinvested in additional shares without a sales charge, unless you elect cash payments.  Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.

If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional shares.  No interest will accrue on amounts represented by uncashed distribution checks.  If you purchase shares just before the record date for a capital gain distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in shares. Therefore, you should consider the tax implications of purchasing shares shortly before the record date for a capital gain.  Contact your financial intermediary or the Funds for information concerning when dividends and capital gains will be paid.  Under the federal securities laws, a Fund is required to provide a notice to shareholders regarding the source of distributions made by a Fund if such distributions are from sources other than ordinary investment income.

Tax Information

It is anticipated that the Federated Small Cap Value Fund’s and the Federated Small Cap Core Fund’s distributions will be primarily ordinary income, dividends and capital gains.  Each Fund’s distributions of ordinary income, dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Capital gains distributed by a Fund are taxable at different rates depending upon the length of time the Fund held the assets giving rise to those capital gains. Redemptions and exchanges are taxable sales.

Frequent Trading

Frequent or short-term trading into and out of the Federated Small Cap Value Fund and the Federated Small Cap Core Fund can have adverse consequences for the Funds and shareholders who use the Funds as a long-term investment vehicle.  Such trading in significant amounts can disrupt the Funds’ investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Funds.  Investors engaged in such trading may also seek to profit by anticipating changes in a Fund’s NAV in advance of the time as of which NAV is calculated.

Each Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Funds’ shares.  These policies and procedures are substantially similar for each of the Funds and are described in each Fund’s Prospectus, which is incorporated herein by reference.

Portfolio Holdings Disclosure Policies

The SAI of the Federated Small Cap Value Fund, and the SAI of the Federated Small Cap Core Fund, each contain a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities.  The SAIs are available on Federated’s web site at FederatedInvestors.com.

INFORMATION ABOUT THE REORGANIZATION

Description of the Agreement and Plan of Reorganization

The Plan for the Reorganization provides for the Reorganization to occur on the Closing Date, which is expected to be on or after March 19, 2010.  On the Closing Date, all of the assets of the Federated Small Cap Value Fund (except for deferred or prepaid expenses which are not expected to be material) will be transferred to the Federated Small Cap Core Fund.  In exchange for the transfer of these assets, the Federated Small Cap Core Fund will simultaneously issue to the Federated Small Cap Value Fund a number of full and fractional Class A Shares, Class C Shares and Institutional Shares (as applicable) of the Federated Small Cap Core Fund equal in value to the aggregate NAV of the Class A Shares, Class C Shares and Institutional Shares of the Federated Small Cap Value Fund, as applicable, calculated as of 4:00 p.m., Eastern time, on the Closing Date.

The value of the Federated Small Cap Value Fund’s assets to be acquired by the Federated Small Cap Core Fund shall be the value of such assets at the closing on the Closing Date of the Reorganization using the valuation procedures set forth in the Federated Small Cap Core Fund’s Declaration of Trust and its current Prospectus and SAI, or such other valuation procedures as the Federated Small Cap Value Fund and the Federated Small Cap Core Fund shall mutually agree.  There are no material differences between the valuation procedures of the Federated Small Cap Value Fund and the Federated Small Cap Core Fund.  Consequently, it is not anticipated that the use of the Federated Small Cap Core Fund’s valuation procedures will result in a material revaluation of the Federated Small Cap Value Fund’s assets at the time of the Reorganization.  Fixed income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board.  Fixed income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).  Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.  OTC derivative contracts are fair valued using price evaluations provided by various pricing services approved by the Board.  Shares of other mutual funds are valued based upon their reported NAV.  If a Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers.  If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, a Fund uses the fair value of the investment determined in accordance with the Fund’s fair valuation procedures described in the Funds’ Prospectus and SAI.  There can be no assurance that a Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.  The Prospectuses for each Fund explain the circumstances under which a Fund will use fair value pricing and the effects of using fair value pricing.

The Federated Small Cap Core Fund is expected to be the accounting survivor in the Reorganization.  The Federated Small Cap Value Fund will discharge all of its liabilities and obligations prior to consummation of its Reorganization.  Following the transfer of its assets in exchange for Class A Shares, Class C Shares and Institutional Shares (as applicable) of the Federated Small Cap Core Fund, the Federated Small Cap Value Fund will distribute the Class A Shares, Class C Shares and Institutional Shares (as applicable) of the Federated Small Cap Core Fund pro rata to shareholders of record of Class A Shares, Class C Shares and Institutional Shares (as applicable) of the Federated Small Cap Value Fund, in complete liquidation and dissolution/termination of the Federated Small Cap Value Fund.  Shareholders of the Federated Small Cap Value Fund owning Class A Shares, Class C Shares or Institutional Shares (as applicable) at the Closing on the Closing Date of the Reorganization will receive a number of Class A Shares, Class C Shares Institutional Shares (as applicable) of the Federated Small Cap Core Fund with the same aggregate value as the shareholder had in the Federated Small Cap Value Fund immediately before the Reorganization.  This distribution will be accomplished by the establishment of accounts in the names of the Federated Small Cap Value Fund’s shareholders on the share records of the Federated Small Cap Core Fund’s transfer agent.  The Federated Small Cap Core Fund does not issue share certificates to shareholders.

Following the consummation of the Reorganization, the Federated Small Cap Value Fund will be dissolved/terminated, and the Trust will amend its Declaration of Trust to remove the Federated Small Cap Value Fund as portfolios of the Trust and to reflect the liquidation and dissolution/termination of the Federated Small Cap Value Fund.  The transfer of shareholder accounts from the Federated Small Cap Value Fund to the Federated Small Cap Core Fund will occur automatically.  It is not necessary for the Federated Small Cap Value Fund’s shareholders to take any action to effect the transfer.  Please do not attempt to make the transfer yourself.  If you do so, you may disrupt the management of the Federated Small Cap Value Fund’s portfolios, and you may incur sales charges that you would not incur in the Reorganization.

The Plan contains customary representations, warranties and conditions.  The Plan provides that the consummation of the Reorganization is conditioned upon, among other things:  (i) approval of the Reorganization by the shareholders of the Federated Small Cap Value Fund; and (ii) the receipt by the Trust and the Federated Small Cap Core Fund of an opinion to the effect that the Reorganization will be tax-free under the Code to the Federated Small Cap Value Fund, its shareholders and the Federated Small Cap Core Fund.  The Plan may be terminated by mutual agreement of the Trust and the Federated Small Cap Core Fund or if, before the Closing Date, there is a breach of a representation, warranty or agreement contained in the Plan, any of the required conditions have not been met, or the Board of the Fund determines that the Reorganization is not in the best interest of the shareholders of the Fund.

See the section entitled “Information About the Reorganization -- Costs of the Reorganization” in this Prospectus/Proxy Statement for a description of the expense provisions of the Plan.

The foregoing brief summary of the Plan is qualified in its entirety by the terms and provisions of the Plan.  A copy of the Plan for the Reorganization is attached hereto as Annex A and incorporated herein by reference.

Costs of the Reorganization

The Federated Small Cap Value Fund and the Federated Small Cap Core Fund will not bear any expenses associated with their participation in the Reorganization, except as contemplated in Article IX of each Plan (and summarized below).

The Federated Small Cap Value Fund will pay the following direct proxy expenses relating to its participation in the Reorganization: (a) cost of processing, printing and mailing of proxy materials (i.e., this Prospectus/Proxy Statement and other materials used in connection with the special meeting of shareholders); and (b) the cost of soliciting and tabulating the vote of its shareholders in connection with the special meeting.  The MDT Adviser also estimates that the Federated Small Cap Value Fund may bear brokerage expenses related to the dispensation of portfolio securities by the Federated Small Cap Value Fund prior to the Reorganization.  The Federated Small Cap Value Fund will be responsible for paying registration fees on an as-incurred basis.

The MDT Adviser, or its affiliates, will pay all remaining expenses associated with the Federated Small Cap Core Fund’s and the Federated Small Cap Value Fund’s participation in the Reorganization.  Such other expenses may include, without limitation:  (a) expenses associated with the preparation and filing of the proxy materials; (b) accounting fees; (c) legal fees; and (d) other related administrative or operational costs.

Given the large waiver positions of the Federated Small Cap Value Fund, and the fact that the Federated Small Cap Value Fund is being operated at its applicable voluntary expense caps, MDT Advisers  will likely indirectly pay the expenses that the Federated Small Cap Value Fund will be responsible to pay (except for brokerage expenses); thus the effect on the net asset values of the Federated Small Cap Value Fund as a result of the payment of the direct proxy expenses and brokerage expenses would not be significant, if any (after taking into account the impact of waivers).  See the section entitled “Summary – Reasons for the Proposed Reorganization” in this Prospectus/Proxy Statement for additional information regarding Federated’s indirect payment of such expenses and the impact of waivers.

Description of the Federated Small Cap Value Fund’s and Federated Small Cap Core Fund’s Share Classes and Capitalization

The Class A Shares of the Federated Small Cap Core Fund to be issued to shareholders of the Federated Small Cap Value Fund’s Class A Shares under the Plan will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive or conversion rights.  The Class C Shares of the Federated Small Cap Core Fund to be issued to shareholders of the Federated Small Cap Value Fund’s Class C Shares under the Plan will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive or conversion rights.  The Institutional Shares of the Federated Small Cap Core Fund to be issued to shareholders of the Federated Small Cap Value Fund’s Institutional Shares will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive or conversion rights.  Reference is hereby made to the Prospectus of the Federated Small Cap Core Fund provided herewith for additional information about the Class A Shares, Class C Shares and Institutional Shares of the Federated Small Cap Core Fund.

The following table sets forth the unaudited capitalization of the Federated MDT Small Cap Core Fund’s Institutional Shares, Class A Shares and Class C Shares and the Federated MDT Small Cap Value Fund’s Institutional Shares, Class A Shares and Class C Shares as of July 31, 2009, and on a pro forma combined basis after giving effect to the Reorganization of the Federated MDT Small Cap Value Fund with and into the Federated MDT Small Cap Core Fund as of that date.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Federated MDT Small Cap Value Fund – Institutional Shares	$18,604,227	2,710,795	$6.86
Reorganization costs	(10,144)
Share adjustment		93,742
Federated MDT Small Cap Core Fund – Institutional Shares	3,319,226	500,275	$6.63
Federated MDT Small Cap Core Fund, Pro Forma Combined – Institutional Shares	$21,913,309	3,304,812	$6.63

Federated MDT Small Cap Value Fund – Class A Shares	$1,794,571	264,250	$6.79
Reorganization costs	(978)
Share adjustment		8,333
Federated MDT Small Cap Core Fund – Class A Shares	1,651,634	251,106	$6.58
Federated MDT Small Cap Core Fund, Pro Forma Combined – Class A Shares	$3,445,227	523,689	$6.58

Federated MDT Small Cap Value Fund – Class C Shares	$3,077,543	467,115	$6.59
Reorganization costs	(1,678)
Share adjustment		14,241
Federated MDT Small Cap Core Fund – Class C Shares	1,365,990	213,710	$6.39
Federated MDT Small Cap Core Fund, Pro Forma Combined – Class C Shares	$4,441,855	695,066	$6.39

Federal Income Tax Consequences

As a condition to the Reorganization, the Federated Small Cap Core Fund and the Federated Small Cap Value Fund will receive an opinion of counsel to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

•
the Reorganization, as set forth in the Plan, will constitute tax-free reorganization under section 368(a) of the Code, and the Federated Small Cap Value Fund and the Federated Small Cap Core Fund each will be a “party to a reorganization” within the meaning of section 368(b) of the Code;

•
no gain or loss will be recognized by the Federated Small Cap Core Fund upon its receipt of the Federated Small Cap Value Fund’s assets in exchange for Class A Shares, Class C Shares and Institutional Shares (as applicable) of the Federated Small Cap Core Fund;

•
no gain or loss will be recognized by either the Federated Small Cap Value Fund, upon transfer of its assets to the Federated Small Cap Core Fund in exchange for the Federated Small Cap Core Fund’s Class A Shares, Class C Shares and Institutional Shares (as applicable,) or upon the distribution of the Federated Small Cap Core Fund’s Class A Shares, Class C Shares and Institutional Shares (as applicable) to the Federated Small Cap Value Fund’s shareholders in exchange for their Class A Shares, Class C Shares and Institutional Shares (as applicable) of the Federated Small Cap Value Fund;

•
no gain or loss will be recognized by shareholders of the Federated Small Cap Value Fund upon exchange of their Class A Shares, Class C Shares and Institutional Shares (as applicable) of the Federated Small Cap Value Fund for Class A Shares, Class C Shares and Institutional Shares (as applicable) of the Federated Small Cap Core Fund;

•
the aggregate tax basis of the Class A Shares, Class C Shares and Institutional Shares (as applicable) of the Federated Small Cap Core Fund received by each shareholder of the Federated Small Cap Value Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the Class A Shares, Class C Shares and Institutional Shares (as applicable) of the Federated Small Cap Value Fund held by such shareholder immediately prior to the Reorganization;

•
the holding period of the Federated Small Cap Core Fund’s Class A Shares, Class C Shares and Institutional Shares (as applicable) received by each shareholder of the Federated Small Cap Value Fund will include the period during which the Federated Small Cap Value Fund’s Class A Shares, Class C Shares and Institutional Shares (as applicable) exchanged therefor were held by such shareholder, provided the Class A Shares, Class C Shares and Institutional Shares  (as applicable) of the Federated Small Cap Value Fund were held as capital assets on the date of the Reorganization;

•
the tax basis of each of the Federated Small Cap Value Fund’s assets acquired by the Federated Small Cap Core Fund will be the same as the tax basis of such assets to the Federated Small Cap Value Fund immediately prior to the Reorganization; and

•
the holding period of the assets of the Federated Small Cap Value Fund in the hands of the Federated Small Cap Core Fund will include the period during which those assets were held by the Federated Small Cap Value Fund.

The opinions provided in connection with the Reorganization may be based on customary assumptions and such representations as tax counsel may reasonably request and the Fund will cooperate to make and certify the accuracy of such representations.  The foregoing opinions may state that no opinion is expressed as to the effect of the Reorganization on the Federated Small Cap Core Fund, the Federated Small Cap Value Fund or the Federated Small Cap Value Fund’s shareholders with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.  The requirement that the above-described opinions be provided in connection with the Reorganization cannot be waived by the Fund.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts.  If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of the Federated Small Cap Value Fund would recognize a taxable gain or loss equal to the difference between the shareholder’s tax basis in the shareholder’s shares of the Federated Small Cap Value Fund and the fair market value of the shares of the Federated Small Cap Core Fund received in exchange therefor.

See the discussion under the section entitled “Summary --Tax Consequences” in this Prospectus/Proxy Statement for further information regarding the tax consequences of the Reorganization, including (without limitation) information on the Funds’ unrealized gains/losses and capital loss carryforwards, and the possibility that the Federated Small Cap Value Fund may make distributions (which may be taxable) of ordinary income and/or realized capital gains to their respective shareholders prior to the Reorganization being consummated.

Shareholders of the Federated Small Cap Value Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances.  Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about the state and local tax consequences, if any, of the Reorganization.

Comparative Information on Shareholder Rights

The Federated Small Cap Value Fund and the Federated Small Cap Core Fund are open-end, management investment companies. The Federated Small Cap Value Fund and the Federated Small Cap Core Fund are organized as business trusts established under the laws of the Commonwealth of Massachusetts.  The rights of shareholders of the Federated Small Cap Value Fund and the Federated Small Cap Core Fund are defined by the Fund’s Declaration of Trust, as applicable and Bylaws.  There are no differences between your rights as a shareholder of the Federated Small Cap Value Fund and your rights as a shareholder of the Federated Small Cap Core Fund.  The table below summarizes the rights of a shareholder of the Federated Small Cap Value Fund and the Federated Small Cap Core Fund.

CATEGORY	FEDERATED SMALL CAP VALUE FUND AND FEDERATED ALL CAP FUND
Preemptive Rights	None
Preferences	None
Appraisal Rights	None
Conversion Rights	None
Exchange Rights (other than the right to exchange for shares of the same class of other Federated mutual funds as provided in the Funds’ prospectuses)	None
Annual Meetings	Not required
Right to Call Shareholder Meetings	Shall be called upon the written request of the holders of at least 10% of outstanding shares of the Fund entitled to vote at the meeting.
Notice of Meetings	Mailed to each shareholder entitled to vote at least fifteen days before the meeting.

CATEGORY	FEDERATED SMALL CAP VALUE FUND AND FEDERATED SMALL CAP CORE FUND
Record Date For Meetings	The Board of Trustees may fix a date not more than 90 days before the meeting date as the record date for determining shareholders entitled to notice of or to vote at any Meeting of shareholders.
Quorum for Meetings
To constitute a quorum for the transaction of any business at any meeting of Shareholders there must be present, in person or by proxy, holders of more than one-half of the total number of outstanding Shares of all Series and Classes entitled to vote at such meeting.  When any one or more Series or Classes is entitled to vote as a single Series or Class, more than one-half of the Shares of each such Series or Class entitled to vote shall constitute a quorum at a Shareholders' meeting of that Series or Class.  If a quorum shall not be present for the purpose of any vote that may properly come before the meeting, the Shares present in person or by proxy and entitled to vote at such meeting on such matter may, by plurality vote, adjourn the meeting from time to time to such place and time without further notice than by announcement to be given at the meeting until a quorum entitled to vote on such matter shall be present, whereupon any such matter may be voted upon at the meeting as though held when originally convened.

Vote Required for Election of Trustees	A plurality of votes cast at the meeting.
Adjournment of Meetings
In the absence of a quorum, a plurality of the shares present in person or by proxy entitled to vote may adjourn the meeting from time to time without further notice than by announcement at the meeting until a quorum shall be present.

Category	FEDERATED SMALL CAP VALUE FUND AND FEDERATED SMALL CAP CORE FUND
Removal of Trustees by Shareholders
A Trustee may be removed at any special meeting of Shareholders of the Trust by a vote of two-thirds of the outstanding Shares.  Any removals shall be effective as to the Trust and each Series and Class thereunder.

Personal Liability of Officers and Trustees
Trustees and officers of the Trust shall be liable for the their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trust or officer, as the case may be, and for nothing else.

Personal Liability of Shareholders
No Shareholder or former Shareholder of any Series or Class shall be liable solely by reason of his being or having been a Shareholder for any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind, against or with respect to the Trust or any Series or Class arising out of any action taken or omitted for or on behalf of the Trust or such Series or Class, and the Trust or such Series or Class shall be solely liable therefor and resort shall be had solely to the property of the relevant Series or Class of the Trust for the payment or performance thereof.

Each Shareholder or former Shareholder of any Series or Class (or their heirs, executors, administrators or other legal representatives or, in case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against to the full extent of such liability and the costs of any litigation or other proceedings in which such liability shall have been determined, including, without limitation, the fees and disbursements of counsel if, contrary to the provisions hereof, such Shareholder or former Shareholder of such Series or Class shall be held to be personally liable.  Such indemnification shall come exclusively from the assets of the relevant Series or Class.

Category	FEDERATED SMALL CAP VALUE FUND AND FEDERATED SMALL CAP CORE FUND
Rights of Inspection
Under Massachusetts law, and under the Bylaws of the Trust, the trustees of a Massachusetts business trust may from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Trust maintained on behalf of each series and class of shares of the Trust or any of them may be open to the inspection of the shareholders of any series or class; and no shareholder may have any right to inspect any account or book or document of the Trust except that, to the extent such account or book or document relates to the series or class in which he is a shareholder or the Trust generally, such shareholder will have such right of inspection as conferred by laws or authorized by the trustees or by resolution of the shareholders of the relevant series or class.

Liquidation and Dissolution
The trustees of a Massachusetts business trust may resolve to liquidate or dissolve a fund or new fund, or any class thereof, without prior shareholder approval and without first redeeming all of the shares of the respective fund.  Although Massachusetts law allows the trust to liquidate without shareholder approval, the declaration of trust can amend this allowance.  The declaration of trust provides that the Trust may sell all of its assets upon approval by a majority of the shareholders.

Number of Authorized Shares; Par Value	Shares shall have $.001 per share without par value.

INFORMATION ABOUT FEDERATED SMALL CAP VALUE FUND AND FEDERATED SMALL CAP CORE FUND

Where to Find Additional Information

Information about the Federated Small Cap Value Fund is included in its Prospectus and SAI dated September 30, 2009, each of which is incorporated herein by reference.  Information about the Federated Small Cap Core Fund is included in its Prospectus and its SAI dated September 30, 2009, each of which is incorporated herein by reference.  A copy of the Prospectus for the Federated Small Cap Core Fund accompanies this Prospectus/Proxy Statement.  Copies of the SAI of the Federated Small Cap Core Fund, the Prospectus and SAI of the Federated Small Cap Value Fund and the SAI dated ________, relating to this Prospectus/Proxy Statement, all of which have been filed with the SEC, may be obtained without charge by contacting the Funds at 1-800-341-7400 or by writing to Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561.  The Prospectus and SAI of the Federated Small Cap Value Fund and the Federated Small Cap Core Fund are also available electronically on Federated’s web site at FederatedInvestors.com.

The Federated Small Cap Core Fund, and the Trust, on behalf of the Federated Small Cap Value Fund, are subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith file reports and other information with the SEC.  Reports, proxy and information statements and other information filed by the Federated Small Cap Core Fund and by the Trust, on behalf of the Federated Small Cap Value Fund, can be obtained by calling or writing the Funds and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC.  Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC’s web site (www.sec.gov).

Legal Proceedings

Since October 2003, Federated and related entities (collectively, "Federated"), and various Federated funds ("Funds"), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company (“FIMC”), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds’ board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators’ findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless (i) at least 75% of the fund’s directors are independent of Federated, (ii) the chairman of each such fund is independent of Federated, (iii) no action may be taken by the fund’s board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively, and (iv) the fund appoints a “senior officer” who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated’s announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated’s web site at FederatedInvestors.com.

Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

Proxies are being solicited by the Board of the Trust, on behalf of their portfolios, the Federated Small Cap Value Fund.  The proxies will be voted at the special meeting of shareholders of the Federated Small Cap Value Fund to be held at 2:00 p.m. (Eastern Time) on March 5, 2010, at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561(each such special meeting and any adjournment or postponement thereof are referred to as the “Special Meeting”).

The cost of the solicitation, including the processing, printing and mailing of proxy materials, will be borne by the Federated Small Cap Value Fund or their affiliates. Federated Small Cap Value Fund will also pay brokerage expenses related to the disposition of portfolio securities prior to the Reorganization. Given the large waiver positions of the Federated Small Cap Value Fund, and the fact that the Federated Small Cap Value Fund are being operated at their applicable voluntary expense caps, The MDT Adviser will likely indirectly pay the expenses that the Federated Small Cap Value Fund will be responsible to pay (except for brokerage expenses). The MDT Adviser may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.  (See the section entitled “Information About the Reorganization – Costs of the Reorganization” in this Prospectus/Proxy Statement for further information regarding which parties are responsible for paying the costs and expenses of the Reorganization.)  In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the MDT Adviser or its affiliates or, if necessary, a communications firm retained for this purpose.  Such solicitations may be by telephone, through the Internet or otherwise.  Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder’s instructions, and confirming to the shareholder after the fact.  Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form.

The purpose of the Special Meeting is set forth in the accompanying Notice.  The Board knows of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting.  Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies.  This Prospectus/Proxy Statement and the enclosed proxy card are expected to be mailed on or about January 15, 2010, to shareholders of record at the close of business on December 31, 2009(the “Record Date”).

The Federated Small Cap Value Fund’s Annual Report, which include audited financial statements for its fiscal year ended July 31, 2009, and the Federated Small Cap Value Fund’s Semi-Annual Report containing unaudited financial statements for the six-month period ended January 31, 2009, were previously mailed to shareholders of the Federated Small Cap Value Fund.  The Federated Small Cap Core Fund’s Annual Report, which includes audited financial statements for its fiscal year ended July 31, 2009, and its Semi-Annual Report containing unaudited financial statements for the six-month period ended January 31, 2009, were previously mailed to shareholders of the Federated Small Cap Core Fund.  The Federated Small Cap Value Fund and the Federated Small Cap Core Fund will each promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy Statement is delivered, a copy of its Annual Report and/or Semi-Annual Report.  Requests for Annual Reports or Semi-Annual Reports for the Federated Small Cap Core Fund or the Federated Small Cap Value Fund may be made by writing to the Funds’ principal executive offices or by calling the toll-free telephone number, 1-800-341-7400.  The principal executive office for the Funds is located at Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561.  These reports are also available electronically on Federated’s web site at FederatedInvestors.com.

Proxies, Quorum and Voting at the Special Meeting

Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting.  Each Class A Share, Class C Share and Institutional Share of the Federated Small Cap Value Fund, is entitled to one vote.  Fractional shares are entitled to proportionate shares of one vote.  The votes of shareholders of  the Federated Small Cap Core Fund are not being solicited since their approval is not required in order to effect the Reorganization.

Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust.  In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person.  All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies.  If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of approval of the applicable Agreement and Plan.

In order to hold a Special Meeting, a “quorum” of shareholders of the Federated Small Cap Value Fund must be present.  Due to the requirements of the 1940 Act discussed in the next paragraph, holders of more than 50% of the total number of Class A Shares, Class C Shares and Institutional Shares of the Federated Small Cap Value Fund, entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal to approve the Agreement and Plan with respect to the Reorganization of the Federated Small Cap Value Fund with and into the Federated Small Cap Core Fund.

Shareholder approval with respect to the proposal requires the affirmative vote of "a majority of the outstanding voting securities" as defined in the 1940 Act.  Regarding the Reorganization of the Federated Small Cap Value Fund with and into the Federated Small Cap Core Fund, this vote requires the lesser of:  (A) 67% or more of the Class A Shares, Class C Shares and Institutional Shares of the Federated Small Cap Value Fund present at the Special Meeting, voting together, if the shareholders of more than 50% of the outstanding Class A Shares, Class C Shares and Institutional Shares of the Federated Small Cap Value Fund are present or represented by proxy; or (B) more than 50% of the outstanding Class A Shares, Class C Shares and Institutional  Shares of the Federated Small Cap Value Fund, voting together.

For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.  For this reason, abstentions and broker non-votes will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.

If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting from time to time to be held at the same place without further notice than by announcement to be given at the meeting until a quorum shall be present.  In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to the proposal.  All such adjournments will require the affirmative vote of a plurality of the shares present in person or by proxy at the session of the Special Meeting to be adjourned.  The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote.  A shareholder vote may be taken on a proposal in this Prospectus/Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

Share Ownership of the Funds

Officers and Trustees of the Trust own less than 1% of the Federated Small Cap Value Fund’s outstanding shares.

At the close of business on the Record Date, the following persons owned, to the knowledge of management, 5% or more of the outstanding Class A Shares of Federated Small Cap Value Fund::

At the close of business on the Record Date, the following persons owned, to the knowledge of management, 5%  or more of the outstanding Class C Shares of Federated Small Cap Value Fund:

At the close of business on the Record Date, the following persons owned, to the knowledge of management, 5% or more of the outstanding Institutional Shares of Federated Small Cap Value Fund:

Officers and Trustees of the Federated Small Cap Core Fund own less than 1% of each class of the Federated Small Cap Core Fund’s outstanding shares.

At the close of business on the Record Date, the following persons owned, to the knowledge of management, 5% or more of the outstanding Class A Shares of Federated Small Cap Core Fund:

At the close of business on the Record Date, the following persons owned, to the knowledge of management, 5% or more of the outstanding Class C Shares of Federated Small Cap Core Fund:

At the close of business on the Record Date, the following persons owned, to the knowledge of management, 5% or more of the outstanding Institutional Shares of Federated Small Cap Core Fund:

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

[to be filed by amendment]

Interests of Certain Persons

Each Fund is managed by the MDT Adviser.  The MDT Adviser is a subsidiary of Federated.  All of the voting securities of Federated are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue.  John F. Donahue and J. Christopher Donahue currently serve as trustees of both the Trust and the Federated Small Cap Core Fund.

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

The Federated Small Cap Value Fund are not required, and do not intend, to hold regular annual meetings of shareholders.  Shareholders wishing to submit proposals for consideration for inclusion in a Proxy Statement for the next meeting of shareholders should send their written proposals to Federated MDT Series, Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, so that they are received within a reasonable time before any such meeting.

No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Federated Small Cap Value Fund.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees,

/s/ John W. McGonigle
John W. McGonigle, Secretary

______________________

ANNEX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ____ day of _____________, 2009 by and between FEDERATED MDT SMALL CAP VALUE FUND, a series of Federated MDT Series (the “Trust”) (the “Acquired Fund”), and FEDERATED MDT SMALL CAP CORE FUND, a series of the Trust,  with its principal place of business at 4000 Ericsson Drive, Warrendale, PA, 15086-7561 (the “Acquiring Fund” and, collectively with the Acquired Fund, the “Funds”).

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368 of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder.  The reorganization will consist of: (i) the transfer of all of the assets of the Acquired Fund (which offers Class A Shares, Class C Shares and Institutional Shares) in exchange for shares (Class A Shares, Class C Shares and Institutional Shares, respectively ), no par value per share, of the Acquiring Fund (“Acquiring Fund Shares”); (ii) the distribution of  the Acquiring Fund’s Shares ([Class A Shares, Class C Shares and Institutional Shares) to the holders of shares of the Acquired Fund’s Shares (Class A Shares, Class C Shares and Institutional Shares, respectively); and (iii) the liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, both Funds are separate series of the Trust, are open-end, registered management investment companies and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund and the Acquired Fund are authorized to issue their shares of stock and beneficial interests, respectively;

WHEREAS, the Trustees of the Trust have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization;

WHEREAS, the Trustees of the Acquiring Fund have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND

1.1           THE EXCHANGE.  Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund.  In exchange, the Acquiring Fund agrees:  (i) to deliver to the Acquired Fund the number of each class of full and fractional Acquiring Fund Shares, determined by multiplying (a) the shares outstanding of  each class of shares of the Acquired Fund (“Acquired Fund Shares”) by (b) the ratio computed by dividing (x) the net asset value per share of such class of the Acquired Fund Shares by (y) the net asset value per share of the  corresponding class of the Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2.  Holders of the Acquired Fund’s Class A Shares, Class C Shares and Institutional Shares will receive Class A Shares, Class C Shares and Institutional Shares, respectively, of the Acquiring Fund.  Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.

1.2           ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of property having a value equal to the total net assets of the Acquired Fund, including, without limitation, cash, securities, commodities, interests in futures and dividends or interest receivable, owned by the Acquired Fund.  The assets to be acquired by the Acquiring Fund shall not include any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date, and shall be excluded from the Valuation of Assets under paragraph 2.1 and the corresponding calculation of net asset value per share of the class of the Acquired Fund Shares under this Agreement.

The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date of such statements.  The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Acquired Fund Shares and the payment of normal operating expenses, dividends and capital gains distributions.

1.3           LIABILITIES TO BE DISCHARGED.  The Acquired Fund will discharge all of its liabilities and obligations prior to the Closing Date.

1.4           LIQUIDATION AND DISTRIBUTION.  On or as soon after the Closing Date as is conveniently practicable:  (a) the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “Acquired Fund Shareholders”), all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below.  Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders.  All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund.  The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.  After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its termination.

1.5           OWNERSHIP OF SHARES.  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued simultaneously to the Acquired Fund, in an amount equal in value to the aggregate net asset value of the Acquired Fund Shares, to be distributed to Acquired Fund Shareholders.

1.6           TRANSFER TAXES.  Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7           REPORTING RESPONSIBILITY.  Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund.

1.8           TERMINATION.  The Acquired Fund shall be dissolved and terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

1.9           BOOKS AND RECORDS.  All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940 (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.
ARTICLE II

VALUATION

2.1           VALUATION OF ASSETS.  The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets at the closing on the Closing Date, using the valuation procedures set forth in the Acquiring Fund’s Articles of Incorporation and the Acquiring Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2           VALUATION OF SHARES.  The net asset value per share of the class of Acquiring Fund Shares shall be the net asset value per share of such class of Acquiring Fund Shares computed at the closing on the Closing Date, using the valuation procedures set forth in the Acquiring Fund’s Articles of Incorporation and the Acquiring Fund’s then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties.

2.3           SHARES TO BE ISSUED.  The number of the class of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s assets shall be determined in accordance with paragraph 1.1.

2.4           DETERMINATION OF VALUE.  All computations of value shall be made by State Street Bank and Trust Company, on behalf of the Acquiring Fund and the Acquired Fund.

ARTICLE III

CLOSING AND CLOSING DATE

3.1           CLOSING DATE.  The closing (“Closing”) shall occur on or after March 19, 2010, or such other date(s) as the parties may agree to in writing (the “Closing Date”).  All acts taking place at the Closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein.  The Closing shall be held at the offices of Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree.

3.2           CUSTODIAN’S CERTIFICATE.  S State Street Bank and Trust Company, as custodian for the Acquired Fund (the “Custodian”), shall deliver at the Closing a certificate of an authorized officer stating that:  (a) the Acquired Fund’s portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

3.3           EFFECT OF SUSPENSION IN TRADING.  In the event that on the scheduled Closing Date, either:  (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first Friday that is a business day after the day when trading is fully resumed and reporting is restored.

3.4           TRANSFER AGENT’S CERTIFICATE. State Street Bank and Trust Company, as transfer agent for the Acquired Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Fund shall issue and deliver or cause, State Street Bank and Trust Company, its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Trust or provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, treasurer, chief financial officer, president/vice president or other officer certificates, custodian and/or transfer agent instructions and certificates, legal opinions, receipts and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1           REPRESENTATIONS OF THE ACQUIRED FUND.  The Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund, as follows:

a)	The Acquired Fund is a separate series of a business trust, duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

b)
The Trust is registered as an open-end management investment company under the 1940 Act, and the Trust’s registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect.

c)
The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

d)
The Acquired Fund is not, and the execution, delivery, and performance of this Agreement subject to shareholder approval will not, result in a violation of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

e)
The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

f)
Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement.  The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

g)
The audited financial statements of the Acquired Fund as of July 31, 2009, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

h)
The unaudited financial statements of the Acquired Fund as of January 31, 2009, and for the six months then ended, have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

i)
Since the date of the financial statements referred to in paragraph g above, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund.  For the purposes of this paragraph (i), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

j)
As of the date hereof, except as previously disclosed to the Acquiring Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Acquired Fund’s knowledge, there have been no material miscalculations of the net asset value of the Acquired Fund or the net asset value per share of any class or series of shares during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

k)
The minute books and other similar records of the Acquired Fund as made available to the Acquiring Fund prior to the execution of this Agreement contain a true and complete record of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Acquired Fund and of the Acquired Fund, the Acquired Fund’s Board of Trustees and committees of the Acquired Fund’s Board of Trustees. The stock transfer ledgers and other similar records of the Acquired Fund as made available to the Acquiring Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Acquired Fund Shares.

l)
The Acquired Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.

m)
All federal and other tax returns and reports of the Acquired Fund required by law to be filed, have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof.  To the best of the Acquired Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

n)
All issued and outstanding Acquired Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund.  All of the issued and outstanding Acquired Fund Shares will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in paragraph 3.4.  The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund Shares, and has no outstanding securities convertible into any of the Acquired Fund Shares.

o)
At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Acquiring Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the Commonwealth of Massachusetts, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Acquiring Fund.

p)
The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund.  Subject to approval by the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

q)
The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

r)
From the effective date of the Registration Statement (as defined in paragraph 5.7) through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Acquired Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

s)
The Acquired Fund has qualified and elected to be treated as a “regulated investment company” under the Code (a “RIC”), as of and since its first taxable year; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation.

t)
No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Massachusetts law for the execution of this Agreement by the Trust, for itself and on behalf of the Acquired Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law, and except for such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described in paragraph 5.2.

4.2           REPRESENTATIONS OF THE ACQUIRING FUND.  The Acquiring Fund represents and warrants to the Trust, on behalf of the Acquired Fund, as follows:

a)	The Acquiring Fund is a separate series of a business trust, duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

b)
The Acquiring Fund is registered as an open-end management investment company under the 1940 Act, and the Acquiring Fund’s registration with the Commission as an investment company under the 1940 Act is in full force and effect.

c)
The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

d)
The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not, result in the violation of any provision of the Acquiring Fund’s Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

e)
Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement.  The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

f)
The financial statements of the Acquiring Fund as of July 31, 2009, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

g)
Since the date of the financial statements referred to in paragraph f above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund.  For the purposes of this paragraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

h)
All federal and other tax returns and reports of the Acquiring Fund required by law to be filed, have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof.  To the best of the Acquiring Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

i)
All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund.  The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

j)
The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

k)
Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized.  When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

l)
The information to be furnished by the Acquiring Fund for use in no-action letters, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

m)
From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Acquiring Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

n)
The Acquiring Fund has qualified and elected to be treated as a RIC under the Code as of and since its first taxable year; and qualifies and shall continue to qualify as a RIC under the Code for its current taxable year.

o)
No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Massachusetts law for the execution of this Agreement by the Acquiring Fund, or the performance of the Agreement by the Acquiring Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law, and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

p)
The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1           OPERATION IN ORDINARY COURSE.  The Acquiring Fund and the Acquired Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions.

5.2           APPROVAL OF SHAREHOLDERS.  The Trust will call a special meeting of the Acquired Fund’s Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3           INVESTMENT REPRESENTATION.  The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4           ADDITIONAL INFORMATION.  The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5           FURTHER ACTION.  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6           STATEMENT OF EARNINGS AND PROFITS.  As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Trust’s Treasurer.

5.7           PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT.  The Acquiring Fund will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to shareholders of the Acquired Fund (the “Registration Statement”).  The Registration Statement shall include a proxy statement for use in connection with the special meeting of the Acquired Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein (the “Proxy Materials”), and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement.  The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable.  Each party will provide the other party with the materials and information necessary to prepare the Registration Statement and Proxy Materials for inclusion therein.

5.8           DIVIDENDS.  On or before the Closing Date, the Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND
The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.  The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Fund’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date.  The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund’s name by the Trust’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1           This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with applicable law and the provisions of the Trust’s Declaration of Trust and By-Laws.  Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

8.2           On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.  Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3           All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

8.4           The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued.  To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5           The parties shall have received an opinion of Reed Smith LLP substantially to the effect that for federal income tax purposes:

a)
The transfer of all of the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares (followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in dissolution and liquidation of the Acquired Fund) will constitute a “reorganization” within the meaning of Section 368 of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368 of the Code.

b)	No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares.
c)
No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their Acquired Fund Shares.

d)	No gain or loss will be recognized by any Acquired Fund Shareholder upon the exchange of its Acquired Fund Shares for Acquiring Fund Shares.
e)
The aggregate tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by it immediately prior to the Reorganization.  The holding period of Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided the Acquired Fund Shares are held as capital assets at the time of the Reorganization.

f)
The tax basis of the Acquired Fund’s assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization.  The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

Such opinion shall be based on customary assumptions and such representations Reed Smith LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations.  The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Acquiring Fund, the Acquired Fund or any Acquired Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

ARTICLE IX

EXPENSES

The Acquired Fund and the Acquiring Fund will not bear any expenses associated with their participation in the Reorganization, except as contemplated in this Article IX.  The Acquired Fund will pay the following direct proxy expenses relating to its participation in the Reorganization: (a) cost of processing printing, and mailing of the Proxy Materials; and (b) the cost of soliciting and tabulating the vote of its shareholders in connection with the special meeting. The Acquired Fund may also bear brokerage expenses related to the dispensation of portfolio securities by the Federated Small cap Value Fund prior to the Reorganization. In addition, to the extent that any transition of portfolio securities is required in connection with the Reorganization, the Acquiring Fund or the Acquired Fund may incur transaction expenses associated with the purchase and sale of portfolio securities.  Federated MDT LLC, or its affiliates, will pay all remaining direct and redirect expenses associated with the Acquiring Fund’s and Acquired Fund’s participation in the Reorganization.  Such other expenses include, without limitation: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) accounting fees; (c) legal fees; and (d) other related administrative or operational costs.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1           The Acquiring Fund, and the Trust, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

10.2           Except as specified in the next sentence set forth in this paragraph 10.2, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder.  The covenants to be performed after the Closing Date, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

This Agreement may be terminated by the mutual agreement of the Trust and the Acquiring Fund.  In addition, either the Trust or the Acquiring Fund may, at its option, terminate this Agreement at or before the Closing Date due to:

a)	a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

b)	a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

c)
a determination by a party’s Board of Trustees, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the Trust or the Acquiring Fund, respectively, and notice is given to the other party hereto.

In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Acquiring Fund, the Acquired Fund, the Trust, or their respective Trustees or officers to the other party or its Trustees or officers.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Fund and the Trust as authorized by the Board of Trustees of the Acquiring Fund and the Board of Trustees of the Acquired Fund, respectively; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, corporation, trust, or other entity other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the Trust property of the Acquired Fund, as provided in the Declaration of Trust of the Trust.  The execution and delivery of this Agreement have been authorized by the Trustees of the Trust on behalf of the Acquired Fund and signed by authorized officers of the Trust, acting as such.  Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Trust property of the Acquired Fund as provided in the Trust’s Declaration of Trust.

It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Acquiring Fund personally, but shall bind only the property of the Acquiring Fund, as provided in the Declaration of the Acquiring Fund.  The execution and delivery of this Agreement have been authorized by the Trustees of the Acquiring Fund and signed by authorized officers of the Acquiring Fund, acting as such.  Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund as provided in the Acquiring Fund’s Declaration of Trust.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

FEDERATED MDT SERIES
on behalf of its portfolio,
[Federated MDT Small Cap Value Fund]

By: ______________________
Title:

FEDERATED MDT SERIES
On behalf of its portfolio
[Federated MDT Small Cap Core Fund]

By: ______________________
Title:

ANNEX B

FINANCIAL HIGHLIGHTS

Federated MDT Small Cap Value Fund

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,						Period Ended
	2009		2008		2007	1	7/31/2006	2
Net Asset Value, Beginning of Period	$10.33		$11.37		$10.61		$10.00
Income From Investment Operations:
Net investment income (loss)	(0.01	)3	(0.04	)3	(0.05	)3	(0.07	)3
Net realized and unrealized gain (loss) on investments	(3.53)		(0.24)		0.81		0.68
TOTAL FROM INVESTMENT OPERATIONS	(3.54)		(0.28)		0.76		0.61
Less Distributions:
Distributions from net realized gain on investments	---		(0.76)		---		---
Net Asset Value, End of Period	$6.79		$10.33		$11.37		$10.61
Total Return4	(34.27)%		(2.69)%		7.16%		6.10%
Ratios to Average Net Assets:
Net expenses	1.74%		1.75%		1.75%		2.00	%5
Net investment income (loss)	(0.15)%		(0.32)%		(0.44)%		(0.59	)%5
Expense waiver/reimbursement6	1.98%		3.05%		4.45%		34.07	%5
Supplemental Data:
Net assets, end of period (000 omitted)	$1,795		$3,179		$2,950		$699
Portfolio turnover	264%		245%		240%		124%

1MDT Small Cap Value Fund (the "Predecessor Fund") was reorganized into Federated MDT Small Cap Value Fund (the "Fund") as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3Per share numbers have been calculated using the average shares method.

4Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

Total returns for periods of less than one year are not annualized.

5Computed on an annualized basis.

6This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2009, which can be obtained free of charge.

Federated MDT Small Cap Value Fund

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,						Period Ended
	2009		2008		2007	1	7/31/2006	2
Net Asset Value, Beginning of Period	$10.10		$11.21		$10.54		$10.00
Income From Investment Operations:
Net investment income (loss)	(0.06	)3	(0.12	)3	(0.14	)3	(0.15	)3
Net realized and unrealized gain (loss) on investments	(3.45)		(0.23)		0.81		0.69
TOTAL FROM INVESTMENT OPERATIONS	(3.51)		(0.35)		0.67		0.54
Less Distributions:
Distributions from net realized gain on investments	---		(0.76)		---		---
Net Asset Value, End of Period	$6.59		$10.10		$11.21		$10.54
Total Return4	(34.75)%		(3.38)%		6.36%		5.40%
Ratios to Average Net Assets:
Net expenses	2.49%		2.50%		2.50%		2.75	%5
Net investment income (loss)	(0.89)%		(1.11)%		(1.20)%		(1.34	)%5
Expense waiver/reimbursement6	2.01%		2.73%		4.06%		34.07	%5
Supplemental Data:
Net assets, end of period (000 omitted)	$3,078		$3,195		$951		$51
Portfolio turnover	264%		245%		240%		124%

1The Predecessor Fund was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.
3Per share numbers have been calculated using the average shares method.

4Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

Total returns for periods of less than one year are not annualized.

5Computed on an annualized basis.

6This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2009, which can be obtained free of charge.

Federated MDT Small Cap Value Fund

Financial Highlights - Institutional Shares

(For a Share Outstanding Throughout Each Period)

Year Ended July 31,	Period Ended
2009	2008	2007	1	7/31/2006	2
Net Asset Value, Beginning of Period	$10.41	$11.42	$10.64	$10.00
Income From Investment Operations:
Net investment income (loss)	0.01	3	(0.01	)3	(0.02	)3	(0.03	)3
Net realized and unrealized gain (loss) on investments	(3.56)	(0.24)	0.80	0.67
TOTAL FROM INVESTMENT OPERATIONS	(3.55)	(0.25)	0.78	0.64
Less Distributions:
Distributions from net realized gain on investments	---	(0.76)	---	---
Net Asset Value, End of Period	$6.86	$10.41	$11.42	$10.64
Total Return4	(34.10)%	(2.41)%	7.33%	6.40%
Ratios to Average Net Assets:
Net expenses	1.49%	1.50%	1.50%	1.75	%5
Net investment income (loss)	0.13%	(0.08)%	(0.17)%	(0.34	)%5
Expense waiver/reimbursement6	2.00%	2.80%	3.75%	34.07	%5
Supplemental Data:
Net assets, end of period (000 omitted)	$18,604	$21,381	$11,192	$599
Portfolio turnover	264%	245%	240%	124%

1MDT Small Cap Value Fund (the "Predecessor Fund") was reorganized into the Federated MDT Small Cap Value Fund (the “Fund”) as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.
3Per share numbers have been calculated using the average shares method.

4Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5Computed on an annualized basis.

6This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2009, which can be obtained free of charge.

Federated MDT Small Cap Core Fund

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,						Period Ended
	2009		2008		2007	1	7/31/2006	2
Net Asset Value, Beginning of Period	$10.21		$13.22		$11.11		$10.00
Income From Investment Operations:
Net investment income (loss)	(0.04	)3	(0.08	) 3	(0.10	)3	(0.13	)3
Net realized and unrealized gain (loss) on investments	(3.59)		(2.22)		2.21		1.24
TOTAL FROM INVESTMENT OPERATIONS	(3.63)		(2.30)		2.11		1.11
Less Distributions:
Distributions from net realized gain on investments	---		(0.71)		---		---
Net Asset Value, End of Period	$6.58		$10.21		$13.22		$11.11
Total Return4	(35.55)%		(18.09)%		18.99%		11.10%
Ratios to Average Net Assets:
Net expenses	1.74%		1.75%		1.75%		2.01	%5
Net investment income (loss)	(0.53)%		(0.68)%		(0.77)%		(1.16	)%5
Expense waiver/reimbursement6	5.73%		3.85%		7.96%		9.41	%5
Supplemental Data:
Net assets, end of period (000 omitted)	$1,652		$2,623		$2,414		$324
Portfolio turnover	222%		243%		237%		209%

1The MDT Small Cap Core Fund (the “Predecessor Fund”) was reorganized into Federated MDT
Small Cap Core Fund (the “Fund”) as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor
Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2Reflects operations for the period from September 15, 2005 (date of initial public investment) to
 July 31, 2006.

3Per share numbers have been calculated using the average shares method.

4Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5Computed on an annualized basis.

6This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2009, which can be obtained free of charge.

Federated MDT Small Cap Core Fund

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,						Period Ended
	2009		2008		2007	1	7/31/2006	2
Net Asset Value, Beginning of Period	$9.99		$13.04		$11.05		$10.00
Income From Investment Operations:
Net investment income (loss)	(0.08	)3	(0.16	) 3	(0.19	)3	(0.23	)3
Net realized and unrealized gain (loss) on investments	(3.52)		(2.18)		2.18		1.28
TOTAL FROM INVESTMENT OPERATIONS	(3.60)		(2.34)		1.99		1.05
Less Distributions:
Distributions from net realized gain on investments	---		(0.71)		---		---
Net Asset Value, End of Period	$6.39		$9.99		$13.04		$11.05
Total Return4	(36.04)%		(18.66)%		18.01%		10.50%
Ratios to Average Net Assets:
Net expenses	2.49%		2.46%		2.50%		2.76	%5
Net investment income (loss)	(1.29)%		(1.40)%		(1.52)%		(1.91	)%5
Expense waiver/reimbursement6	5.61%		3.90%		8.63%		9.41	%5
Supplemental Data:
Net assets, end of period (000 omitted)	$1,366		$2,759		$3,299		$1,505
Portfolio turnover	222%		243%		237%		209%

1The Predecessor Fund was reorganized into the Fund as of the close of business on December 8, 2006.
Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the
Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2Reflects operations for the period from September 15, 2005 (date of initial public investment) to July
 31, 2006.

3Per share numbers have been calculated using the average shares method.

4Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5Computed on an annualized basis.

6This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2009, which can be obtained free of charge.

Federated MDT Small Cap Core Fund

Financial Highlights - Institutional Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,						Period Ended
	2009		2008		2007	1	7/31/2006	2
Net Asset Value, Beginning of Period	$10.28		$13.28		$11.14		$10.00
Income From Investment Operations:
Net investment income (loss)	(0.02	)3	(0.05	) 3	(0.07	)3	(0.10	)3
Net realized and unrealized gain (loss) on investments	(3.63)		(2.24)		2.21		1.24
TOTAL FROM INVESTMENT OPERATIONS	(3.65)		(2.29)		2.14		1.14
Less Distributions:
Distributions from net realized gain on investments	---		(0.71)		---		---
Net Asset Value, End of Period	$6.63		$10.28		$13.28		$11.14
Total Return4	(35.51)%		(17.92)%		19.21%		11.40%
Ratios to Average Net Assets:
Net expenses	1.49%		1.50%		1.50%		1.76	%5
Net investment income (loss)	(0.30)%		(0.43)%		(0.51)%		(0.91	)%5
Expense waiver/reimbursement6	5.22%		3.55%		8.14%		9.41	%5
Supplemental Data:
Net assets, end of period (000 omitted)	$3,319		$10,064		$3,595		$784
Portfolio turnover	222%		243%		237%		209%

1MDT Small Cap Core Fund (the “Predecessor Fund”) was reorganized into Federated MDT
Small Cap Core Fund (the “Fund”) as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor
Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2Reflects operations for the period from September 15, 2005 (date of initial public investment) to
 July 31, 2006.

3Per share numbers have been calculated using the average shares method.

4Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5Computed on an annualized basis.

6This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2009, which can be obtained free of charge.

ANNEX C

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

MDT SMALL CAP CORE FUND

Management’s Discussion of Fund Performance (unaudited)

The fund’s total return for the fiscal year ended July 31, 2009 was -35.55% for Class A Shares and -36.04% for Class C Shares based on net asset value. The total returns of the Russell 2000® Index 1 and the Lipper Small-Cap Core Funds Index2 were -20.72% and -18.60%, respectively, for the same reporting period. The fund’s total return for the fiscal year reflected taxes, sales charges, expenses or other fees which were not reflected in the total return of the Russell index.

The following discussion will focus on the performance of the fund’s Class A Shares.

¡ MARKET OVERVIEW
Over the 12- month reporting period ending July 31, 2009 domestic equity markets performed poorly, in response to a material decline in global economic conditions. The Russell 3000® Index 3, which represents the performance of the 3000 largest U.S. companies by market capitalization, finished the period down 20.21%. Large cap stocks had the best relative results as demonstrated by the -19.38% return on the Russell Top 200® Index 4, which exceeded the return of mid- and small-cap stocks5 as evidenced by the -20.72% and -22.23% results for the Russell 2000® and the Russell Midcap® Indexes6, respectively. Growth stocks outperformed value stocks during the year, with the Russell 3000® Growth Index7 returning -17.81% as compared to -22.74% for the Russell 3000 Value® Index 8.

The best performing sectors in the Russell 2000® Index during the period were Consumer Staples (-7.53%), Information Technology (-9.65%) and Consumer Discretionary (-10.68%). Underperforming sectors included Financials (-34.08%), Energy (-31.64%) and Industrials (-30.11%).

¡ FUND PERFORMANCE
The most significant positive factor in the fund’s performance relative to the Russell 2000® Index was stock selection in the Telecomm Services, Utilities and Consumer Staples sectors. Individual stocks contributing to the fund’s performance relative to the Russell 2000® Index included: Green Mountain Coffee Roasters, Rock-Tenn Company, Jarden Corporation and Cathay Bancorp Incorporated.

The most significant negative factor in the fund’s performance relative to the Russell 2000® Index was stock selection in the Consumer Discretionary, Health Care and Industrials sectors. Stock selection in the Information Technology and Materials sectors detracted more moderately. Additionally, an underweight in the Information Technology sector detracted from the fund’s performance moderately. Individual stocks detracting from the fund’s performance relative to the Russell 2000® Index included: Schnitzer Steel Industries Incorporated, Complete Production, Robbins & Myers Incorporated and Warnaco Group Incorporated.

1The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The index is unmanaged and investments cannot be made directly in an index.

2 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

3The Russell 3000® Index offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index is unmanaged and investments cannot be made directly in an index.

4The Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 1000® Index, which represents approximately 69% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and investments cannot be made directly in an index.

5Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

6The Russell Midcap Index® measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 31% of the total market capitalization of the Russell 1000® Index. The index is unmanaged and investments cannot be made directly in an index.

7The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indexes. The index is unmanaged and investments cannot be made directly in an index.

8The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes. The index is unmanaged and investments cannot be made directly in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

¡

¡ GROWTH OF A $10,000 INVESTMENT– CLASS A SHARES
The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT Small Cap Core Fund 2 (Class A Shares) (the “Fund”) from September 15, 2005 (start of performance) to July 31, 2009, compared to the Russell 2000® Index3 and the Lipper Small-Cap Core Funds Index.4

Average Annual Total Returns for the Period Ended 7/31/2009
1 Year	-39.07%
Start of Performance (9/15/2005)	-10.18%

Federated MDT Small Cap Core Fund –Class A Shares line graph
The graphic presentation displayed here consists of a legend at the top indicating the components of the corresponding line graph.  Federated MDT Small Cap Core Fund –Class A Shares (the “Fund”) is represented by a solid line.  The Russell 2000 Index is represented by a dotted line.  The Lipper Small -Cap Core Funds Index is represented by a dashed line.  The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and the Russell 2000 and the Lipper Small-Cap Core Funds Index.  The “y” axis reflects the cost of the investment.  The “x” axis reflects computation periods for the Fund’s start of business, September 15, 2005 through July 31, 2009.  The right margin reflects the ending value of the hypothetical investment in the Fund compared to the Russell 2000 Index and the Lipper Small-Cap Core Funds Index, the ending values are $6,596, $8,817 and $8,990, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000® Index and the Lipper Small-Cap Core Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2  The Fund is the successor to the MDT Small Cap Core Fund pursuant to a reorganization that took place on December 6, 2006.  Prior to that date, the Fund had no investment operations.  Accordingly, the performance information shown for periods prior to that date is that of the MDT Small Cap Core Fund.

3The Russell 2000® Index is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

4 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

¡ GROWTH OF A $10,000 INVESTMENT– CLASS C SHARES
The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT Small Cap Core Fund2 (Class C Shares) (the “Fund”) from September 15, 2005 (start of performance) to July 31, 2009, compared to the Russell 2000® Index3 and the Lipper Small-Cap Core Funds Index.4

Average Annual Total Returns for the Period Ended 7/31/2009
1 Year	-36.68%
Start of Performance (9/15/2005)	-9.52%

Federated MDT Small Cap Core Fund –Class C Shares line graph
The graphic presentation displayed here consists of a legend at the top indicating the components of the corresponding line graph.  Federated MDT Small Cap Core Fund –Class C Shares (the “Fund”) is represented by a solid line.  The Russell 2000 Index is represented by a dotted line.  The Lipper Small -Cap Core Funds Index is represented by a dashed line.  The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and the Russell 2000 and the Lipper Small-Cap Core Funds Index.  The “y” axis reflects the cost of the investment.  The “x” axis reflects computation periods for the Fund’s start of business, September 15, 2005 through July 31, 2009.  The right margin reflects the ending value of the hypothetical investment in the Fund compared to the Russell 2000 Index and the Lipper Small-Cap Core Funds Index, the ending values are $6,784, $8,817 and $8,990, respectively.

Performance data quoted represents past performance which is no guarantee of future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Mutual fund performance changes over time and current performance may be lower or higher than what is stated.  For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.  Total returns shown include the maximum contingent deferred sales charge (CDSC) of 1.00%, as applicable.

1Represents a hypothetical investment of $10,000 in the Fund. The maximum CDSC is 1.00% on any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000® Index and the Lipper Small-Cap Core Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2  The Fund is the successor to the MDT Small Cap Core Fund pursuant to a reorganization that took place on December 6, 2006.  Prior to that date, the Fund had no investment operations.  Accordingly, the performance information shown for periods prior to that date is that of the MDT Small Cap Core Fund.

3The Russell 2000® Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

4 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

Management’s Discussion of Fund Performance (Unaudited)

The fund’s total return for the fiscal year ended July 31, 2009 was -35.51% based on net asset value. The total returns of the Russell 2000® Index1 and the Lipper Small-Cap Core Funds Index2 were -20.72% and -18.60%, respectively, for the same reporting period. The fund’s total return for the fiscal year reflected taxes, sales charges, expenses or other fees which were not reflected in the total return of the Russell or Lipper indexes.

¡ MARKET OVERVIEW
Over the 12- month reporting period ending July 31, 2009 domestic equity markets performed poorly, in response to a material decline in global economic conditions. The Russell 3000® Index,3 which represents the performance of the 3000 largest U.S. companies by market capitalization, finished the period down 20.21%. Large cap stocks had the best relative results as demonstrated by the -19.38% return on the Russell Top 200® Index,4 which exceeded the return of mid- and small-cap stocks5 as evidenced by the -20.72% and -22.23% results for the Russell 2000® and the Russell Midcap® Indexes,6 respectively. Growth stocks outperformed value stocks during the year, with the Russell 3000® Growth Index 7 returning -17.81% as compared to -22.74% for the Russell 3000 Value® Index.8

The best performing sectors in the Russell 2000® Index during the period were Consumer Staples (-7.53%), Information Technology (-9.65%) and Consumer Discretionary (-10.68%). Underperforming sectors included Financials (-34.08%), Energy (-31.64%) and Industrials (-30.11%).

¡ FUND PERFORMANCE
The most significant positive factor in the fund’s performance relative to the Russell 2000® Index was stock selection in the Telecomm Services, Utilities, and Consumer Staples sectors. Individual stocks contributing to the fund’s performance relative to the Russell 2000® Index included: Green Mountain Coffee Roasters, Rock-Tenn Company, Jarden Corporation and Cathay Bancorp Incorporated.

The most significant negative factor in the fund’s performance relative to the Russell 2000® Index was stock selection in the Consumer Discretionary, Health Care and Industrials sectors. Stock selection in the Information Technology and Materials sectors detracted more moderately. Additionally, an underweight in the Information Technology sector detracted moderately. Individual stocks detracting from the fund’s performance relative to the Russell 2000® Index included: Schnitzer Steel Industries Incorporated, Complete Production, Robbins & Myers Incorporated and Warnaco Group Incorporated.

1 The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. The index is unmanaged and investments cannot be made directly in an index.

2 Lipper Indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

3 The Russell 3000® Index offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index is unmanaged and investments cannot be made directly in an index.

4 The Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 1000® Index, which represents approximately 69% of the total market capitalization of the Russell 1000® Index. The index is unmanaged and investments cannot be made directly in an index.

5Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

6 The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 31% of the total market capitalization of the Russell 1000® Index. The index is unmanaged and investments cannot be made directly in an index.

7 The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indexes. The index is unmanaged and investments cannot be made directly in an index.

8 The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes. The index is unmanaged and investments cannot be made directly in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

¡ GROWTH OF A $10,000 INVESTMENT – INSTITUTIONAL SHARES
The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT Small Cap Core Fund 2 (Institutional Shares) (the “Fund”) from September 15, 2005 (start of performance) to July 31, 2009, compared to the Russell 2000® Index3 and the Lipper Small-Cap Core Funds Index.4

Average Annual Total Returns for the Period Ended 7/31/2009
1 Year	-35.51%
Start of Performance (9/15/2005)	-8.69%

Federated MDT Small Cap Core Fund –Institutional Shares line graph
The graphic presentation displayed here consists of a legend at the top indicating the components of the corresponding line graph.  Federated MDT Small Cap Core Fund – Institutional Shares (the “Fund”) is represented by a solid line.  The Russell 2000 Index is represented by a dotted line.  The Lipper Small -Cap Core Funds Index is represented by a dashed line.  The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and the Russell 2000 and the Lipper Small-Cap Core Funds Index.  The “y” axis reflects the cost of the investment.  The “x” axis reflects computation periods for the Fund’s start of business, September 15, 2005 through July 31, 2009.  The right margin reflects the ending value of the hypothetical investment in the Fund compared to the Russell 2000 Index and the Lipper Small-Cap Core Funds Index, the ending values are $7,030, $8,817 and $8,987, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000® Index and the Lipper Small-Cap Core Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2  The Fund is the successor to the MDT Small Cap Core Fund pursuant to a reorganization that took place on December 6, 2006.  Prior to that date, the Fund had no investment operations.  Accordingly, the performance information shown for periods prior to that date is that of the MDT Small Cap Core Fund.

3The Russell 2000® Index is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

4Lipper Indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

STATEMENT OF ADDITIONAL INFORMATION

_______________________

ACQUISITION OF THE ASSETS OF

FEDERATED MDT SMALL CAP VALUE FUND
a portfolio of Federated MDT Series

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania  15086-7561
Telephone No:  1-800-341-7400

BY AND IN EXCHANGE FOR SHARES OF

FEDERATED MDT SMALL CAP CORE FUND
a portfolio of Federated MDT Series

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania  15086-7561
Telephone No:  1-800-341-7400

 This Statement of Additional Information dated _______________, is not a prospectus.  A Prospectus/Proxy Statement dated ___________, related to the above-referenced matter may be obtained from Federated MDT Small Cap Value Fund by writing or calling Federated MDT Small Cap Value Fund at the address and telephone numbers shown above.  This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.

TABLE OF CONTENTS

A. INFORMATION INCORPORATED BY REFERENCE

1.	Statement of Additional Information of Federated MDT Small Cap Core Fund, a portfolio of Federated MDT Series, dated September 30, 2009.

2.	Statement of Additional Information of Federated MDT Small Cap Value Fund, a portfolio of Federated MDT Series, dated September 30, 2009.

3.	Audited Financial Statements of Federated MDT Small Cap Core Fund, a portfolio of Federated MDT Series, dated July 31, 2009.

4.	Audited Financial Statements of Federated MDT Small Cap Value Fund, a portfolio of Federated MDT Series, dated July 31, 2009.

5.	Unaudited Financial Statements of Federated MDT Small Cap Value Fund, a portfolio of Federated MDT Series, dated January 31, 2009.

B. PRO FORMA FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED JULY 31, 2009 (UNAUDITED)

INFORMATION INCORPORATED BY REFERENCE

This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement dated __________2009.  The Prospectus/Proxy Statement and this Statement of Additional Information provided sets forth information the proposed Agreement and Plan of Reorganization pursuant to which Federated Small Cap Core Fund would acquire the assets of the Federated Small Cap Value Fund in exchange for Class A Shares, Class C Shares and Institutional Shares of the Federated Small Cap Core Fund to be distributed pro rata by the Federated Small Cap Value Fund to shareholders of its Class A Shares, Class C and Institutional Shares, respectively, in complete liquidation and dissolution/termination of the Federated Small Cap Value Fund.

This Statement of Additional information dated _______________ has been filed with the Securities and Exchange Commission (“SEC”).  In addition, each of the following documents is incorporated by reference into this Statement of Additional Information (a copy of these documents may be obtained from the Federated MDT Series at 1-800-341-7400):

1.
The Statement of Additional Information of Federated MDT Small Cap Core Fund, dated September 30, 2009, which was filed with the SEC in Federated MDT Series Post-Effective Amendment No. 9 to its Registration Statement on Form N-1A (File No. 333-134468 and 811-21904), filed with the SEC on or about September 28, 2009.

2.
The Statement of Additional Information of Federated Small Cap Value Fund, which was filed with the SEC in Federated MDT Series Post-Effective Amendment No. 9 to its Registration Statement on Form N-1A (File 333-134468 and No. 811-21904), filed with the SEC on or about September 28, 2009.

3.
Audited financial statements of Federated Small Cap Core Fund, dated July 31, 2009, which were filed with the SEC pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about September 28, 2009, with the Annual Report to shareholders of Federated All Cap Fund.

4.
Audited financial statements of Federated Small Cap Value Fund, dated July 31, 2009, which were filed with the SEC pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about September 30, 2009, with the Annual Report to shareholders of Federated Small Cap Value Fund.

5.
Unaudited financial statements of Federated Small Cap Value Fund, dated January 31, 2009, which were filed with the SEC pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about March 26, 2009, with the Semi-Annual Report to shareholders of Federated Small Cap Value Fund.

PRO FORMA FINANCIAL STATEMENTS FOR THE YEAR ENDED JULY 31, 2009 (UNAUDITED)

INTRODUCTION

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (“Pro Forma Financial Statements”) reflect the accounts of Federated MDT Small Cap Value Fund (“Small Cap Value Fund”) and Federated MDT Small Cap Core Fund (individually referred to as the “Fund” or collectively as the “Funds”), for the period ended July 31, 2009.  It is anticipated that Small Cap Value Fund will be reorganized into Federated MDT Small Cap Core Fund (the “Acquiring Fund”) as of the close of business on or about March xx, 2010.    For the purposes of these Pro Forma Financial Statements, the financial information covers the period from August 1, 2008 to July 31, 2009.   These statements have been derived from the books and records utilized in calculating daily net asset values at July 31, 2009.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Class A Shares, Class C Shares and Institutional Shares of Small Cap Value Fund for Class A Shares, Class C Shares and Institutional Shares of Federated MDT Small Cap Core Fund, respectively.   Under generally accepted accounting principles, Federated MDT Small Cap Core Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement and expenses for the Acquiring Fund, if necessary.  Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity.

Federated MDT Small Cap Value Fund
Federated MDT Small Cap Core Fund
Pro Forma Combining Portfolio of Investments
July 31, 2009 (unaudited)
		Federated				Federated
		MDT				MDT
Federated	Federated	Small Cap		Federated	Federated	Small Cap
MDT	MDT	Core Fund		MDT	MDT	Core Fund
Small Cap	Small Cap	Pro Forma		Small Cap	Small Cap	Pro Forma
Value Fund	Core Fund	Combined		Value Fund	Core Fund	Combined

	Shares				Value
COMMON STOCKS - 98.4%
Agricultural Machinery--0.1%
1,873	0	1,873	Alamo Group, Inc.	$25,904	$0	$25,904
Airline - National - 0.2%
0	1,428	1,428	Aircastle Ltd.	0	10,367	10,367
1,523	614	2,137	1Atlas Air Worldwide Holdings, Inc.	38,014	15,325	53,339
				38,014	25,692	63,706
Aluminum--0.2%
1,381	0	1,381	Kaiser Aluminum Corp.	45,656	0	45,656
Apparel--1.9%
0	2,713	2,713	1Carter's, Inc.	0	76,886	76,886
15,731	0	15,731	1Iconix Brand Group, Inc.	275,607	0	275,607
11,794	1,792	13,586	Jones Apparel Group, Inc.	162,285	24,658	186,943
0	927	927	1Warnaco Group, Inc.	0	33,678	33,678
				437,892	135,222	573,114
Auto Rentals--0.0%
0	223	223	1Dollar Thrifty Automotive Group	0	3,691	3,691
Biotechnology--0.1%
0	267	267	1Air Methods Corp.	0	7,852	7,852
0	1,086	1,086	1BioCryst Pharmaceuticals, Inc.	0	9,991	9,991
0	483	483	1Martek Biosciences Corp.	0	11,235	11,235
				0	29,078	29,078
Book Publishing--0.9%
0	12,044	12,044	Scholastic Corp.	271,592	0	271,592
Building Materials--0.2%
374	0	374	Ameron, Inc.	27,871	0	27,871
0	644	644	Universal Forest Products, Inc.	0	28,748	28,748
				27,871	28,748	56,619
Cable TV--0.2%
12,569	0	12,569	1Mediacom Communications Corp.	60,206	0	60,206
Closed End Fund--0.3%
9,274	0	9,274	Pennantpark Investment Corp.	76,789	0	76,789
Clothing Stores--3.9%
0	3,159	3,159	Buckle, Inc.	0	97,739	97,739
12,991	1,287	14,278	Cato Corp., Class A	258,261	25,586	283,847
621	0	621	1Charlotte Russe Holdings, Inc.	9,321	0	9,321
952	1,520	2,472	1Children's Place Retail Stores, Inc.	31,197	49,810	81,007
0	1,268	1,268	1Citi Trends, Inc.	0	37,026	37,026
20,340	0	20,340	1Dress Barn, Inc.	317,101	0	317,101
0	1,082	1,082	1Fossil, Inc.	0	28,500	28,500
0	1,377	1,377	1Gymboree Corp.	0	54,777	54,777
0	1,979	1,979	1J. Crew Group, Inc.	0	55,729	55,729
216	1,119	1,335	1Jos A. Bank Clothiers, Inc.	7,903	40,944	48,847
5,260	1,972	7,232	Mens Wearhouse, Inc.	113,669	42,615	156,284
				737,452	432,726	1,170,178
Commercial Services--0.2%
0	1,105	1,105	1VistaPrint Ltd.	0	45,581	45,581
Commodity Chemicals--1.2%
0	1,499	1,499	Compass Minerals International, Inc.	0	79,732	79,732
0	579	579	Innophos Holdings, Inc.	0	10,874	10,874
2,300	1,136	3,436	Newmarket Corp.	173,995	85,938	259,933
0	45	45	Stepan Co.	0	2,015	2,015
				173,995	178,559	352,554
Computer Networking--1.2%
10,118	696	10,814	Black Box Corp.	277,941	19,119	297,060
0	2,882	2,882	1Starent Networks Corp.	0	69,110	69,110
				277,941	88,229	366,170
Computer Peripherals--0.4%
10,371	0	10,371	1RadiSys Corp.	82,138	0	82,138
0	1,809	1,809	1Synaptics, Inc.	0	43,362	43,362
				82,138	43,362	125,500
Computer Services--2.0%
3,929	6,308	10,237	Fair Isaac & Co., Inc.	75,398	121,051	196,449
0	1,606	1,606	1Riverbed Technology, Inc.	0	32,136	32,136
9,411	1,222	10,633	1Synnex Corp.	267,461	34,729	302,190
0	1,833	1,833	Syntel, Inc.	0	72,550	72,550
				342,859	260,466	603,325
Construction Machinery--0.4%
0	891	891	1Orion Marine Group, Inc.	0	19,923	19,923
4,696	0	4,696	Tutor Perini Corp.	86,641	0	86,641
				86,641	19,923	106,564
Contracting--0.1%
0	153	153	1Baker Michael Corp.	0	6,525	6,525
1,099	0	1,099	1Insituform Technologies, Inc., Class A	20,222	0	20,222
				20,222	6,525	26,747
Cosmetics & Toiletries--1.3%
0	1,724	1,724	1Bare Escentuals, Inc.	0	15,275	15,275
11,727	1,198	12,925	1Helen of Troy Ltd.	255,062	26,057	281,119
15,082	0	15,082	1Sally Beauty Holdings, Inc.	105,272	0	105,272
				360,334	41,332	401,666
Crude Oil & Gas Production--2.3%
0	516	516	1Arena Resources, Inc.	0	16,837	16,837
10,377	0	10,377	1ATP Oil & Gas Corp.	80,422	0	80,422
1,938	0	1,938	Berry Petroleum Co., Class A	45,969	0	45,969
6,265	0	6,265	1Harvest Natural Resources, Inc.	40,535	0	40,535
17,620	0	17,620	1Rosetta Resources, Inc.	182,719	0	182,719
8,145	0	8,145	1Stone Energy Corp.	88,455	0	88,455
7,209	0	7,209	1Swift Energy Co.	142,017	0	142,017
9,059	8	9,067	1Tetra Technologies, Inc.	69,845	62	69,907
0	841	841	W&T Offshore, Inc.	0	8,990	8,990
				649,962	25,889	675,851
Defense Aerospace--0.5%
5,875	1,195	7,070	1AAR Corp.	112,389	22,860	135,249
0	71	71	1MOOG, Inc., Class A	0	1,914	1,914
0	569	569	Triumph Group, Inc.	0	22,726	22,726
				112,389	47,500	159,889
Defense Electronics--0.3%
8,174	0	8,174	1Herley Industries, Inc.	99,559	0	99,559
Discount Department Stores--0.0%
0	730	730	199 Cents Only Stores	0	10,695	10,695
Diversified Leisure--0.8%
7,105	552	7,657	1Life Time Fitness, Inc.	180,822	14,048	194,870
1,375	1,714	3,089	1Pinnacle Entertainment, Inc.	13,791	17,191	30,982
				194,613	31,239	225,852
Electric & Electric Original Equipment Manufacturer--0.4%
3,257	0	3,257	Cubic Corp.	127,544	0	127,544
Electric Utility--5.7%
5,981	0	5,981	Allete, Inc.	191,272	0	191,272
14,683	1,539	16,222	Avista Corp.	271,929	28,502	300,431
2,441	0	2,441	Black Hills Corp.	63,490	0	63,490
684	0	684	Cleco Corp.	16,204	0	16,204
0	1,734	1,734	1El Paso Electric Co.	0	26,201	26,201
10,028	0	10,028	Empire Distribution Electric Co.	184,014	0	184,014
12,320	700	13,020	Idacorp, Inc.	341,510	19,404	360,914
1,268	1,034	2,302	PNM Resources, Inc.	15,470	12,615	28,085
1,815	0	1,815	Portland General Electric Co.	34,539	0	34,539
7,102	0	7,102	UIL Holdings Corp.	173,289	0	173,289
3,534	4,033	7,567	UniSource Energy Corp.	97,538	111,311	208,849
5,107	0	5,107	Unitil Corp.	105,409	0	105,409
				1,494,664	198,033	1,692,697
Electrical Equipment--1.3%
10,919	2,447	13,366	Brady (W.H.) Co.	321,128	71,966	393,094
0	82	82	1Littelfuse, Inc.	0	1,919	1,919
				321,128	73,885	395,013
Electrical Test/Measuring Equipment--0.1%
0	562	562	Badger Meter, Inc.	0	20,710	20,710
Electronic & Electrical Original Equipment Manufacturers --0.2%
0	1,153	1,153	Cubic Corp.	0	45,151	45,151
Electronic Components--0.0%
0	575	575	1Volterra Semiconductor Corp.	0	9,539	9,539
Electronic Instruments--0.3%
1,272	1,729	3,001	1Cymer, Inc.	43,515	59,149	102,664
Ethical Drugs--1.3%
0	524	524	1Matrixx Initiatives, Inc.	0	2,955	2,955
9,923	5,526	15,449	1Valeant Pharmaceuticals International	256,013	142,571	398,584
				256,013	145,526	401,539
Financial Services--4.4%
1,418	1,402	2,820	1America's Car-Mart, Inc.	31,012	30,662	61,674
6,556	0	6,556	1Asset Acceptance Capital Corp.	50,743	0	50,743
6,444	0	6,444	Banco Latinoamericano de Comercio Exterior SA, Class E	82,934	0	82,934
17,013	0	17,013	Blackrock Kelso Capital Corp.	143,590	0	143,590
10,435	8,073	18,508	Deluxe Corp.	163,308	126,342	289,650
8,835	0	8,835	1Encore Capital Group, Inc.	109,201	0	109,201
0	2,772	2,772	1Global Cash Access LLC	0	24,948	24,948
16,995	0	16,995	Hercules Technology Growth Capital, Inc.	166,381	0	166,381
5,365	864	6,229	1Nelnet, Inc., Class A	76,666	12,347	89,013
14,231	2,007	16,238	1PHH Corp.	260,854	36,788	297,642
				1,084,689	231,087	1,315,776
Food Processing--0.4%
14,379	0	14,379	B&G Foods, Inc., Class A	120,065	0	120,065
Food Wholesaling--0.1%
0	1,298	1,298	1Winn-Dixie Stores, Inc.	0	18,393	18,393
Furniture--0.5%
2,699	364	3,063	Aaron's, Inc.	74,142	9,999	84,141
0	1,298	1,298	La-Z Boy Chair Co.	0	8,787	8,787
0	2,893	2,893	Tempur-Pedic International, Inc.	0	42,903	42,903
				74,142	61,689	135,831
Gas Distributor--0.7%
1,067	0	1,067	Laclede Group, Inc.	35,819	0	35,819
1,840	0	1,840	NICOR, Inc.	67,050	0	67,050
2,431	483	2,914	WGL Holdings, Inc.	80,515	15,997	96,512
				183,384	15,997	199,381
Generic Drugs--0.7%
4,489	366	4,855	1Hi-Tech Pharmacal Co., Inc.	70,253	5,728	75,981
6,724	986	7,710	1Par Pharmaceutical Cos., Inc.	108,996	15,983	124,979
				179,249	21,711	200,960
Greeting Cards--0.3%
5,594	0	5,594	American Greetings Corp., Class A	88,217	0	88,217
Grocery Chain--3.6%
9,784	1,204	10,988	Casey's General Stores, Inc.	268,375	33,026	301,401
5,080	1,126	6,206	Ruddick Corp.	119,380	26,461	145,841
10,592	0	10,592	1The Pantry, Inc.	185,890	0	185,890
12,898	760	13,658	Weis Markets, Inc.	426,537	25,133	451,670
				1,000,182	84,620	1,084,802
Home Health Care--1.7%
0	202	202	1Amedisys, Inc.	0	9,031	9,031
0	1,744	1,744	1Amerigroup Corp.	0	43,042	43,042
0	1,052	1,052	1Gentiva Health Services, Inc.	0	22,387	22,387
0	3,130	3,130	1LHC Group, Inc.	0	91,866	91,866
19,272	2,034	21,306	1Odyssey Healthcare, Inc.	224,519	23,696	248,215
3,447	419	3,866	1Wellcare Health Plans, Inc.	76,730	9,327	86,057
				301,249	199,349	500,598
Home Products--1.2%
17,190	1,030	18,220	1Central Garden & Pet Co., Class A	194,075	11,629	205,704
0	4,580	4,580	Tupperware Brands Corp.	0	156,041	156,041
				194,075	167,670	361,745
Hospitals--0.3%
6,830	0	6,830	1MedCath Corp.	82,370	0	82,370
Hotels and Motels--1.2%
14,830	3,805	18,635	Ameristar Casinos, Inc.	277,173	71,115	348,288
Industrial Machinery--0.1%
0	1,357	1,357	1Columbus McKinnon Corp.	0	19,636	19,636
Industrial Services--0.0%
0	312	312	1ATC Technology Corp.	0	6,527	6,527
0	189	189	1EnerNOC, Inc.	0	5,799	5,799
				0	12,326	12,326
Insurance Brokerage--0.2%
0	1,077	1,077	AmTrust Financial Services, Inc.	0	13,161	13,161
1,981	0	1,981	Baldwin & Lyons, Inc., Class B	42,928	0	42,928
0	790	790	Life Partners Holdings, Inc.	0	17,048	17,048
				42,928	30,209	73,137
Internet Services--0.7%
0	284	284	1Blue Nile, Inc.	0	13,129	13,129
4,521	2,191	6,712	1EarthLink Network, Inc.	38,202	18,514	56,716
15,958	0	15,958	United Online, Inc.	146,494	0	146,494
				184,696	31,643	216,339
Leasing--1.0%
3,931	356	4,287	Financial Federal Corp.	79,721	7,220	86,941
16,653	0	16,653	Textainer Group Holdings Ltd.	200,169	0	200,169
				279,890	7,220	287,110
Life Insurance--0.8%
13,770	712	14,482	American Equity Investment Life Holding Co.	99,695	5,155	104,850
56	0	56	Delphi Financial Group, Inc., Class A	1,335	0	1,335
12,314	914	13,228	1Universal American Financial Corp.	112,057	8,317	120,374
				213,087	13,472	226,559
Long-Term Care Centers--0.6%
2,286	342	2,628	Assisted Living Concepts, Inc.	32,918	4,925	37,843
10,686	0	10,686	1Kindred Healthcare, Inc.	150,031	0	150,031
				182,949	4,925	187,874
Machined Parts Original Equipment Manufacturers--0.0%
0	366	366	Titan International, Inc.	0	2,723	2,723
Maritime--0.4%
3,589	0	3,589	Genco Shipping & Trading Ltd.	85,813	0	85,813
0	467	467	Ship Finance International Ltd.	0	5,758	5,758
2,445	0	2,445	TAL International Group, Inc.	27,115	0	27,115
				112,928	5,758	118,686
Medical Supplies--0.3%
0	581	581	1Align Technology, Inc.	0	6,339	6,339
0	4,293	4,293	1American Medical Systems Holdings, Inc.	0	65,640	65,640
0	236	236	1NuVasive, Inc.	0	9,768	9,768
				0	81,747	81,747
Medical Technology--0.2%
4,851	401	5,252	1Ev3, Inc.	59,522	4,920	64,442
0	150	150	1Thoratec Laboratories Corp.	0	3,771	3,771
				59,522	8,691	68,213
Metal Distribution--0.0%
0	1,011	1,011	Castle (A.M.) & Co.	0	10,666	10,666
Metal Fabrication--0.2%
0	920	920	CIRCOR International, Inc.	0	21,215	21,215
7,090	0	7,090	North American Galvanizing Co.	35,450	0	35,450
				35,450	21,215	56,665
Miscellaneous Communications--0.7%
17,470	1,211	18,681	Harte-Hanks	189,025	13,103	202,128
Miscellaneous Components--0.5%
0	1,498	1,498	1Amkor Technology, Inc.	0	9,377	9,377
0	1,757	1,757	1Applied Micro Circuits Corp.	0	15,198	15,198
0	4,037	4,037	1Atheros Communications	0	100,925	100,925
0	334	334	1MKS Instruments, Inc.	0	6,470	6,470
0	539	539	1Zoran Corp.	0	6,209	6,209
				0	138,179	138,179
Miscellaneous Food Products--0.9%
2,069	534	2,603	1Fresh Del Monte Produce, Inc.	44,297	11,433	55,730
5,661	753	6,414	The Anderson's, Inc.	182,397	24,262	206,659
				226,694	35,695	262,389
Miscellaneous Machinery--0.9%
4,140	1,939	6,079	Nordson Corp.	185,886	87,061	272,947
Miscellaneous Metals--0.1%
0	622	622	1Stillwater Mining Co.	0	4,161	4,161
7,712	0	7,712	1USEC, Inc.	29,845	0	29,845
				29,845	4,161	34,006
Motion Pictures--0.6%
15,547	0	15,547	Cinemark Holdings, Inc.	172,416	0	172,416
Multi-Industry Basic--0.3%
0	5,574	5,574	Olin Corp.	0	76,865	76,865
Multi-Line Insurance--5.9%
13,864	486	14,350	1Amerisafe, Inc.	230,558	8,082	238,640
3,919	0	3,919	EMC Insurance Group, Inc.	94,801	0	94,801
5,423	142	5,565	1FPIC Insurance Group, Inc.	186,280	4,878	191,158
5,749	235	5,984	Harleysville Group, Inc.	178,334	7,290	185,624
10,029	1,450	11,479	Infinity Property & Casualty	416,605	60,233	476,838
20,327	0	20,327	Montpelier Re Holdings Ltd.	318,727	0	318,727
4,659	298	4,957	1Navigators Group, Inc.	229,735	14,694	244,429
0	323	323	Safety Insurance Group, Inc.	0	10,420	10,420
				1,655,040	105,597	1,760,637
Mutual Fund Adviser--0.0%
0	797	797	Calamos Asset Management, Inc.	0	10,967	10,967
Natural Gas Production--0.2%
5,382	0	5,382	1Natural Gas Services Group, Inc.	74,218	0	74,218
Newspaper Publishing--0.0%
0	75	75	Belo (A.H.) Corp., Series A	0	215	215
Office Supplies--0.2%
4,371	0	4,371	Ennis Business Forms, Inc.	64,385	0	64,385
Offshore Driller--0.6%
4,219	0	4,219	1Bristow Group, Inc.	139,649	0	139,649
1,814	7	1,821	1Hornbeck Offshore Services, Inc.	39,509	152	39,661
				179,158	152	179,310
Oil Refiner--0.7%
10,180	0	10,180	1CVR Energy, Inc.	86,937	0	86,937
13,421	0	13,421	Delek US Holdings, Inc.	114,347	0	114,347
				201,284	0	201,284
Oil Service, Explore & Drill--0.7%
6,290	0	6,290	1Cal Dive International, Inc.	56,170	0	56,170
900	264	1,164	1Dawson Geophysical Co.	27,369	8,028	35,397
14,820	0	14,820	1Global Industries Ltd.	101,221	0	101,221
0	1,635	1,635	1Venoco, Inc.	0	14,453	14,453
				184,760	22,481	207,241
Oil Well Supply--0.1%
0	736	736	1Oil States International, Inc.	0	19,960	19,960
Other Communications Equipment--0.5%
3,034	0	3,034	1Netgear, Inc.	51,608	0	51,608
108	7,964	8,072	1Skyworks Solutions, Inc.	1,305	96,205	97,510
				52,913	96,205	149,118
Other Tobacco Products--1.0%
8,002	964	8,966	Schweitzer-Mauduit International, Inc.	261,665	31,523	293,188
Outpatient Clinics--0.2%
4,141	0	4,141	1U.S. Physical Therapy, Inc.	67,705	0	67,705
Packaged Foods--1.9%
8,065	0	8,065	1Bway Holding Co.	128,637	0	128,637
3,109	2,292	5,401	1Chiquita Brands International	38,085	28,077	66,162
666	0	666	J&J Snack Foods Corp.	28,864	0	28,864
5,449	2,341	7,790	Lancaster Colony Corp.	248,147	106,609	354,756
				443,733	134,686	578,419
Paper Products--2.0%
0	89	89	1Buckeye Technologies, Inc.	0	565	565
5,256	0	5,256	Clearwater Paper Corp.	210,608	0	210,608
17,605	1,295	18,900	Glatfelter (P.H.) Co.	182,212	13,403	195,615
867	0	867	1Orchids Paper Products Co.	19,811	0	19,811
0	3,678	3,678	Rock-Tenn Co.	0	165,363	165,363
1,994	0	1,994	Wausau-Mosinee Paper Corp.	18,744	0	18,744
				431,375	179,331	610,706
Personal Loans--0.4%
4,351	598	4,949	1World Acceptance Corp.	103,206	14,185	117,391
Personnel Agency--0.1%
3,585	0	3,585	1StarTek, Inc.	33,878	0	33,878
Plastic--0.3%
4,215	0	4,215	1Polyone Corp.	18,082	0	18,082
6,009	648	6,657	Spartech Corp.	75,113	8,100	83,213
				93,195	8,100	101,295
Plastic Containers--0.1%
0	1,500	1,500	1Bway Holding Co.	0	23,925	23,925
Pollution Control--0.0%
0	209	209	1Tetra Tech, Inc.	0	6,295	6,295
Poultry Products--1.3%
9,529	0	9,529	Sanderson Farms, Inc.	387,640	0	387,640
Printed Circuit Boards--1.4%
6,992	3,929	10,921	1PMC-Sierra, Inc.	63,977	35,950	99,927
10,460	390	10,850	1Sigma Designs, Inc.	169,138	6,306	175,444
15,471	0	15,471	1TTM Technologies	152,699	0	152,699
				385,814	42,256	428,070
Printing--0.3%
5,300	0	5,300	Multi-Color Corp.	82,786	0	82,786
0	916	916	1Valassis Communications, Inc.	0	10,433	10,433
				82,786	10,433	93,219
Property Liability Insurance--8.0%
4,572	0	4,572	American Physicians Capital, Inc.	203,408	0	203,408
8,006	0	8,006	American Physicians Service Group, Inc.	179,094	0	179,094
4,886	0	4,886	1American Safety Insurance Holdings, Ltd.	80,277	0	80,277
4,362	576	4,938	1Argo Group International Holdings Ltd.	146,563	19,354	165,917
2,207	1,311	3,518	1CNA Surety Corp.	34,694	20,609	55,303
624	0	624	1Enstar Group Ltd.	37,346	0	37,346
4,161	453	4,614	1First Mercury Financial Corp.	60,126	6,546	66,672
620	0	620	1Hallmark Financial Services, Inc.	4,067	0	4,067
11,344	4,456	15,800	Horace Mann Educators Corp.	128,754	50,576	179,330
4,801	0	4,801	Max Capital Group Ltd.	95,876	0	95,876
20,928	0	20,928	Meadowbrook Insurance Group, Inc.	165,541	0	165,541
7,172	0	7,172	National Interstate Corp.	129,239	0	129,239
4,323	1,627	5,950	OneBeacon Insurance Group Ltd.	48,850	18,385	67,235
10,945	436	11,381	Platinum Underwriters Holdings Ltd.	369,394	14,715	384,109
9,391	0	9,391	1PMA Capital Corp.	54,468	0	54,468
5,351	742	6,093	1ProAssurance Corp.	271,724	37,679	309,403
3,897	0	3,897	RLI Corp.	193,330	0	193,330
0	1,723	1,723	Selective Insurance Group, Inc.	0	25,742	25,742
				2,202,751	193,606	2,396,357
Regional Bank--2.9%
1,510	0	1,510	1Alliance Financial Corp.	42,869	0	42,869
0	773	773	Bank of the Ozarks, Inc.	0	19,541	19,541
0	1,707	1,707	CVB Financial Corp.	0	12,871	12,871
0	1,068	1,068	City Holding Co.	0	34,411	34,411
5,795	0	5,795	First Bancorp, Inc.	105,527	0	105,527
0	4,730	4,730	First Midwest Bancorp, Inc.	0	39,543	39,543
1,258	0	1,258	Great Southern Bancorp, Inc.	26,418	0	26,418
4,429	0	4,429	1Northrim BanCorp, Inc.	65,106	0	65,106
6,611	1,036	7,647	Oriental Financial Group	93,281	14,618	107,899
1,681	0	1,681	Park National Corp.	107,164	0	107,164
3,410	0	3,410	Peoples Bancorp, Inc.	62,437	0	62,437
1,281	0	1,281	Southside Bancshares, Inc.	29,002	0	29,002
4,056	0	4,056	The First of Long Island Corp.	103,915	0	103,915
8,477	0	8,477	Trustco Bank Corp.	53,320	0	53,320
0	692	692	United Bankshares, Inc.	0	14,020	14,020
7,065	0	7,065	Wilshire Bancorp, Inc.	51,998	0	51,998
				741,037	135,004	876,041
Restaurant--3.1%
13,209	1,282	14,491	Bob Evans Farms, Inc.	383,325	37,204	420,529
0	382	382	1California Pizza Kitchen, Inc.	0	6,303	6,303
0	2,829	2,829	1Cheesecake Factory, Inc.	0	54,798	54,798
0	518	518	1Chipotle Mexican Grill, Inc., Class B	0	42,347	42,347
0	1,335	1,335	Cracker Barrel Old Country Store, Inc.	0	38,528	38,528
0	93	93	DineEquity, Inc.	0	2,298	2,298
5,562	1,812	7,374	1Domino's Pizza, Inc.	45,720	14,895	60,615
0	1,700	1,700	1Green Mountain Coffee, Inc.	0	119,748	119,748
0	2,691	2,691	1P. F. Chang's China Bistro, Inc.	0	91,252	91,252
8,321	0	8,321	Ruby Tuesday, Inc.	62,241	0	62,241
0	2,262	2,262	1Texas Roadhouse, Inc.	0	25,176	25,176
				491,286	432,549	923,835
Rubber--0.1%
439	966	1,405	Cooper Tire & Rubber Co.	6,480	14,258	20,738
Savings & Loan--1.3%
0	807	807	Astoria Financial Corp.	0	7,836	7,836
3,072	0	3,072	Dime Community Bancorp, Inc.	36,987	0	36,987
4,489	0	4,489	First Defiance Financial Corp.	68,368	0	68,368
8,314	0	8,314	Newalliance Bancshares, Inc.	101,847	0	101,847
1,312	0	1,312	OceanFirst Financial Corp.	15,967	0	15,967
8,279	19	8,298	1Ocwen Financial Corp.	117,976	271	118,247
2,386	0	2,386	Roma Financial Corp.	30,732	0	30,732
				371,877	8,107	379,984
Securities Brokerage--0.1%
0	859	859	1Interactive Brokers Group, Inc., Class A	0	16,141	16,141
0	360	360	1Piper Jaffray Cos., Inc.	0	16,510	16,510
				0	32,651	32,651
Semiconductor Distribution--0.0%
0	511	511	1Tyler Technologies, Inc.	0	7,869	7,869
Semiconductor Manufacturing--1.1%
0	399	399	1Cabot Microelectronics Corp.	0	13,534	13,534
0	806	806	Micrel, Inc.	0	6,303	6,303
0	1,887	1,887	1Monolithic Power Systems	0	41,873	41,873
0	613	613	1NetLogic Microsystems, Inc.	0	24,361	24,361
0	881	881	1Omnivision Technologies, Inc.	0	11,656	11,656
0	4,517	4,517	1RF Micro Devices, Inc.	0	23,488	23,488
0	2,827	2,827	1Semtech Corp.	0	52,017	52,017
0	839	839	1Standard Microsystems Corp.	0	19,465	19,465
14,370	3,482	17,852	1Triquint Semiconductor, Inc.	103,177	25,001	128,178
				103,177	217,698	320,875
Semiconductor Manufacturing Equipment--0.2%
0	1,752	1,752	1Tessera Technologies, Inc.	0	49,214	49,214
0	196	196	1Veeco Instruments, Inc.	0	3,693	3,693
				0	52,907	52,907
Services To Medical Professionals--1.7%
10,618	0	10,618	1BioScrip, Inc.	62,752	0	62,752
0	268	268	1Genoptix, Inc.	0	8,391	8,391
0	1,466	1,466	1HMS Holdings Corp.	0	56,294	56,294
0	3,463	3,463	1PharMerica Corp.	0	72,584	72,584
11,608	1,082	12,690	1RehabCare Group, Inc.	279,289	26,033	305,322
				342,041	163,302	505,343
Shoes--1.0%
6,037	0	6,037	1Genesco, Inc.	131,124	0	131,124
4,281	0	4,281	1Skechers USA, Inc., Class A	59,206	0	59,206
0	790	790	1Steven Madden Ltd.	0	25,327	25,327
4,071	814	4,885	1Timberland Co., Class A	55,528	11,103	66,631
				245,858	36,430	282,288
Silver Production--0.5%
11,202	0	11,202	Coeur d'Alene Mines Corp.	159,068	0	159,068
Software Packaged/Custom--0.2%
0	281	281	1ArcSight, Inc.	0	5,331	5,331
0	343	343	1Interactive Intelligence, Inc.	0	5,543	5,543
0	1,098	1,098	Pegasystems, Inc.	0	31,073	31,073
0	659	659	1Rackspace Hosting, Inc.	0	9,252	9,252
				0	51,199	51,199
Specialty Chemicals--0.4%
0	120	120	Arch Chemicals, Inc.	0	3,186	3,186
0	3,562	3,562	Koppers Holdings, Inc.	0	99,415	99,415
0	769	769	1Targacept, Inc.	0	8,251	8,251
				0	110,852	110,852
Specialty Retailing--3.3%
8,213	0	8,213	Asbury Automotive Group, Inc.	114,900	0	114,900
4,345	0	4,345	Barnes & Noble, Inc.	100,065	0	100,065
15,413	0	15,413	1Cabela's, Inc., Class A	249,845	0	249,845
6,577	0	6,577	1Conn's, Inc.	82,936	0	82,936
8,411	0	8,411	1Dorman Products, Inc.	137,688	0	137,688
14,419	0	14,419	Finish Line, Inc., Class A	125,445	0	125,445
1,574	0	1,574	Pep Boys-Manny Moe & Jack	15,630	0	15,630
3,323	0	3,323	Sonic Automotive, Inc.	40,873	0	40,873
7,634	0	7,634	Stage Stores, Inc.	95,272	0	95,272
0	632	632	1Tractor Supply Co.	0	30,317	30,317
				962,654	30,317	992,971
Surveillance-Detection--0.1%
2,308	14	2,322	1Checkpoint Systems, Inc.	39,998	243	40,241
Technology--0.5%
0	4,011	4,011	1STEC, Inc.	0	136,735	136,735
Technology Services--0.1%
6,355	0	6,355	Web.com Group, Inc.	39,020	0	39,020
Telecommunication Equipment & Services--0.7%
0	610	610	1Anaren, Inc.	0	10,968	10,968
0	395	395	Applied Signal Technology, Inc.	0	9,875	9,875
5,031	0	5,031	1Arris Group, Inc.	61,278	0	61,278
0	829	829	1Global Crossing Ltd.	0	9,011	9,011
0	212	212	1Neutral Tandem, Inc.	0	6,572	6,572
0	290	290	1Novatel Wireless, Inc.	0	2,749	2,749
3,108	1,466	4,574	Plantronics, Inc.	73,566	34,700	108,266
				134,844	73,875	208,719
Telephone Utility--0.1%
894	0	894	Atlantic Telephone Network, Inc.	37,485	0	37,485
Toys & Games--0.5%
0	4,129	4,129	1JAKKS Pacific, Inc.	0	47,607	47,607
5,758	1,183	6,941	1RC2 Corp.	87,925	18,064	105,989
				87,925	65,671	153,596
Truck Manufacturing--0.3%
4,172	0	4,172	Federal Signal Corp.	36,964	0	36,964
0	1,080	1,080	1Force Protection, Inc.	0	5,584	5,584
4,618	328	4,946	Spartan Motors, Inc.	32,326	2,296	34,622
				69,290	7,880	77,170
Trucking--0.1%
1,092	0	1,092	1Marten Transport Ltd.	19,263	0	19,263
Undesignated Consumer Cyclicals--2.3%
0	87	87	1Capella Education Co.	0	5,599	5,599
9,074	0	9,074	1Cornell Corrections, Inc.	155,438	0	155,438
0	1,526	1,526	1Corinthian Colleges, Inc.	0	23,561	23,561
0	1,068	1,068	1Geo Group, Inc.	0	19,203	19,203
0	144	144	1Hillenbrand, Inc.	0	2,609	2,609
2,734	627	3,361	1Lincoln Educational Services	55,664	12,766	68,430
3,370	7,388	10,758	1Rent-A-Center, Inc.	69,961	153,375	223,336
0	1,458	1,458	Speedway Motorsports, Inc.	0	23,270	23,270
15,302	0	15,302	Stewart Enterprises, Inc., Class A	74,827	0	74,827
324	0	324	1Universal Technical Institute, Inc.	5,142	0	5,142
0	2,628	2,628	1Wright Express Corp.	0	74,320	74,320
				361,032	314,703	675,735
Undesignated Consumer Staples--0.1%
0	2,293	2,293	Jackson Hewitt Tax Service, Inc.	0	13,873	13,873
Undesignated Health--0.1%
0	639	639	1Eclipsys Corp.	0	11,630	11,630
0	504	504	1HealthSouth Corp.	0	7,258	7,258
				0	18,888	18,888
Undesignated Technology--0.1%
3,711	1,002	4,713	1American Reprographics Co.	32,100	8,667	40,767
			TOTAL COMMON STOCKS	23,014,945	6,316,971	29,331,916
	Shares
MUTUAL FUND - 1.0%
300,557	536	301,093	2,3Prime Value Obligations Fund, Institutional Shares, 0.51%	300,557	536	301,093
			TOTAL SHORT-TERM INVESTMENTS	300,557	536	301,093

			Total Investments - 99.4%	23,315,502	6,317,507	29,633,009
			Other Assets & Liabilities - Net 0.6%4	148,039	19,343	167,382
			Total Net Assets - 100%	$23,463,541	$6,336,850	$29,800,391

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2009.

1 Non-income producing security.
2 Affiliated company.
3 7-Day net yield.
4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of July 31, 2009, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
		Level 1 –	Level 3 –
		Quoted Prices and	Level 2 –	Significant
		Investments in	Other Significant	Unobservable
		Mutual Funds	Observable Inputs	Inputs	Total
Equity Securities:
Domestic		$27,732,214	$---	$---	$27,732,214
International		1,599,702	---	---	1,599,702
Mutual Fund		301,093	---	---	301,093
TOTAL SECURITIES		$29,633,009	$---	$---	$29,633,009

Federated MDT Small Cap Value Fund
Federated MDT Small Cap Core Fund
Pro Forma Combining Statements of Assets & Liabilities
July 31, 2009 (unaudited)
							Federated
							MDT
	Federated		Federated				Small Cap
	MDT		MDT				Core Fund
	Small Cap		Small Cap		Pro Forma		Pro Forma
	Value Fund		Core Fund		Adjustment		Combined
Assets:
Investments in securities, at value including $301,093 of investments in an affiliated issuer	$23,315,502		$6,317,507		$0		$29,633,009
Cash	$7,999		0		0		7,999
Income receivable	14,274		983		0		15,257
Receivable for investments sold	1,101,874		1,023,822		0		2,125,696
Receivable for shares sold	68,441		18,404		0		86,845
Total assets	24,508,090		7,360,716		0		31,868,806
Liabilities:
Payable for investments purchased	958,136		917,675		0		1,875,811
Payable for shares redeemed	9,618		48,390		0		58,008
Payable for auditing fees	22,500		22,500		0		45,000
Payable for distribution services fee	1,843		823		0		2,666
Payable for shareholder services fee	2,757		1,192		0		3,949
Reorganization costs	0		0		12,800	(1)	12,800
Accrued expenses	36,895		33,286		0		70,181
Total liabilities	1,031,749		1,023,866		12,800		2,068,415
Net Assets	$23,476,341		$6,336,850		($12,800)		$29,800,391
Net Assets Consists of:
Paid-in capital	34,797,003		14,154,872		0		48,951,875
Net unrealized appreciation of investments	2,581,188		485,805		(12,800)	(1)	3,054,193
Accumulated net realized loss on investments	(13,901,850)		(8,303,011)		0		(22,204,861)
Accumulated net investment income (loss)	0		(816)		0		(816)
Total Net Assets	$23,476,341		$6,336,850		($12,800)		$29,800,391

Net Asset Value, Offering Price and Redemption Proceeds Per Share

Net Assets
Institutional Shares	$18,604,227		$3,319,226		($10,144)	(a)	$21,913,309
Class A Shares	1,794,571		1,651,634		(978)	(a)	3,445,227
Class C Shares	3,077,543		1,365,990		(1,678)	(a)	4,441,855

Shares Outstanding
Institutional Shares	2,710,795		500,275		93,742	(a)	3,304,812
Class A Shares	264,250		251,106		8,333	(a)	523,689
Class C Shares	467,115		213,710		14,241	(a)	695,066

Net Asset Value Per Share
Institutional Shares	$6.86		$6.63		0		$6.63
Class A Shares	$6.79		$6.58		0		$6.58
Class C Shares	$6.59		$6.39		0		$6.39

Offering Price Per Share
Institutional Shares	$6.86		$6.63		0		$6.63
Class A Shares	$7.19	(b)	$6.96	(b)	0		$6.96
Class C Shares	$6.59		$6.39		0		$6.39

Redemption Proceeds Per Share
Institutional Shares	$6.86		$6.63		0		$6.63
Class A Shares	$6.79		$6.58		0		$6.58
Class C Shares	$6.52	(c)	$6.33	(c)	0		$6.33

Investments, at identified cost	$20,734,314		$5,831,702		$0		$26,566,016

(1) Represents estimated brokerage expenses related to the disposition of portfolio securities by the Acquired Fund, and acquisition of replacement securities prior to the reorganization
(a) Adjustment to reflect asset/share balance as a result of the reorganization.
(b) Computation of offering price per share: 100/94.50 of net asset value
(c) Computation of redemption proceeds per share: 99/100 of net asset value

Federated MDT Small Cap Value Fund
Federated MDT Small Cap Core Fund
Pro Forma Combining Statements of Operations
July 31, 2009 (unaudited)
					Federated
					MDT
	Federated	Federated			Small Cap
	MDT	MDT			Core Fund
	Small Cap	Small Cap	Pro Forma		Pro Forma
	Value Fund	Core Fund	Adjustment		Combined
Investment Income:
Dividends (including $10,102 received from an affiliated issuer and net of foreign taxes withheld of $674)	$357,510	$105,354	$0		$462,864
Expenses:
Investment adviser fee	254,857	100,906	0		355,763
Administrative personnel and services fee	230,000	230,000	(230,000)	(a)	230,000
Custodian fees	37,417	27,780	(26,536)	(b)	38,661
Transfer and dividend disbursing agent fees and expenses	71,454	65,145	(48,027)	(c)	88,572
Directors'/Trustees' fees	1,353	1,322	(627)	(d)	2,048
Auditing fees	22,500	22,500	(22,500)	(e)	22,500
Legal fees	1,461	1,881	(461)	(f)	2,881
Portfolio accounting fees	75,593	73,466	(73,675)	(g)	75,384
Distribution services fee - Class C Shares	21,581	13,193	0		34,774
Shareholder services fees - Class A Shares	5,401	4,528	0		9,929
Shareholder services fees - Class C Shares	7,194	4,397	0		11,591
Share registration costs	37,895	39,803	(31,698)	(h)	46,000
Printing and postage	33,255	34,847	(12,152)	(i)	55,950
Insurance premiums	4,492	4,375	(4,459)	(j)	4,408
Interest expense	106	0	0		106
Miscellaneous	2,384	2,860	(187)	(k)	5,057
Total expenses	806,943	627,003	(450,322)		983,624
Waivers and Reimbursements--
Waiver/reimbursement of investment adviser fee	(254,857)	(100,906)	0		(355,763)
Waiver of administrative personnel and services fee	(44,779)	(44,913)	44,990	(l)	(44,702)
Reimbursement of other operating expenses	(142,853)	(328,188)	405,121	(m)	(65,920)
Total Waivers and Reimbursements	(442,489)	(474,007)	450,111		(466,385)
Net Expenses	364,454	152,996	(211)		517,239
Net Investment Income (Loss)	($6,944)	($47,642)	$211		($54,375)
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments	(11,773,391)	(7,274,016)	0		(19,047,407)
Net change in unrealized appreciation (depreciation) of investments	2,264,282	1,589,177	0		3,853,459
Net realized and unrealized loss on investments	(9,509,109)	(5,684,839)	0		(15,193,948)
Change in net assets resulting from operations	($9,516,053)	($5,732,481)	$211		($15,248,323)

(See Notes to Pro Forma Financial Statements)

Federated MDT Small Cap Value Fund
Federated MDT Small Cap Core Fund
Notes to Pro Forma Financial Statements
For the Year Ended July 31, 2009 (unaudited)

Note 1. Description of the Fund

Federated MDT Small Cap Value Fund (the “Portfolio” or “Small Cap Value Fund”), is a portfolio of Federated MDT Series, which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company.  The Portfolio is a diversified portfolio offering three classes of shares: Class A Shares, Class C Shares and Institutional Shares.

Federated MDT Small Cap Core Fund (the “Acquiring Fund”), also a portfolio of Federated MDT Series, is registered under the Act as an open-end management investment company.  The Acquiring Fund is a diversified portfolio offering three classes of shares:  Class A Shares, Class C Shares and Institutional Shares.

Note 2. Basis of Combination

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (“Pro Forma Financial Statements”) reflect the accounts of Small Cap Value Fund and Federated MDT Small Cap Core Fund (individually referred to as the “Fund”, or collectively as the “Funds”), for the period ended July 31, 2009.  These statements have been derived from the books and records utilized in calculating daily net asset values at July 31, 2009.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Funds which have been incorporated by reference in the Statement of Additional Information.  The Funds follow generally accepted accounting principles in the United States of America applicable to management investment companies which are disclosed in the historical financial statements.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Class A Shares, Class C Shares and Institutional Shares of Small Cap Value Fund for Class A Shares, Class C Shares and Institutional Shares of Federated MDT Small Cap Core Fund, respectively.  Under generally accepted accounting principles, Federated MDT Small Cap Core Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the Acquiring Fund, if necessary.  Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity.  Other costs which may change as a result of the reorganization are currently undeterminable.

For the year ended July 31, 2009, Small Cap Value Fund and Federated MDT Small Cap Core Fund would have both paid investment advisory fees computed at the annual rate of 1.15% as a percentage of average daily net assets.

The Small Cap Value Fund and Federated MDT Small Cap Core Fund will not bear any expenses associated with their participation in the Reorganization, except as contemplated in Article IX of the Agreement and Plan of Reorganization to be entered into between the Federated MDT Small Cap Core Fund and Federated MDT Series, on behalf of its portfolio, the Small Cap Value Fund.

The Small Cap Value Fund will pay the following direct proxy expenses relating to its participation in its Reorganization: (a) cost of printing and mailing of proxy materials (i.e., the prospectus/proxy statement and other materials used in connection with the special meeting of shareholders); and (b) the cost of processing, soliciting and tabulating the vote of its shareholders in connection with the special meeting.  The Federated MDT Small Cap Core Fund shall bear expenses associated with the qualification of the Federated MDT Small Cap Core Fund’s shares for sale in the various states.  In addition, to the extent that any transition of portfolio securities is required in connection with the Reorganization, Small Cap Value Fund or Federated MDT Small Cap Core Fund may incur transaction expenses associated with the purchase and sale of portfolio securities.

Federated MDT LLC, or its affiliates, will pay all remaining expenses associated with the Federated MDT Small Cap Core Fund’s and Small Cap Value Fund’s participation in the Reorganization.  Such other expenses may include, without limitation:  (a) expenses associated with the preparation and filing of the proxy materials; (b) accounting fees; (c) legal fees; and (d) other related administrative or operational costs.

Note 3. Portfolio Valuation

In calculating its net asset value (“NAV”), each Fund generally values investments as follows:

•	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.

•	Shares of other mutual funds are valued based upon their reported NAVs.

•	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (“Trustees”).

•	Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).

•	Derivative contracts listed on exchanges are valued at their reported settlement or closing price.

•	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors/Trustees.

If each Fund cannot obtain a price or price evaluation from a pricing service for an investment, each Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, each Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that each Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

Fair Valuation and Significant Events Procedures
The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions.  Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Funds normally use bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Funds normally use mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value.  Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

•	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
•
With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;

•	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
•
Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading.  For other significant events, the Funds may seek to obtain more current quotations or price evaluations from alternative pricing sources.  If a reliable alternative pricing source is not available, the Funds will determine the fair value of the investment using another method approved by the Trustees.

Note 4. Shares of Beneficial Interest

The Pro Forma Class A Shares, Class C Shares and Institutional Shares net asset value per share assumes the issuance of  272,583 Class A Shares,  481,356 Class C Shares and 2,804,537 Institutional Shares of Federated MDT Small Cap Core Fund in exchange for 264,250 Class A Shares, 467,115 Class C Shares and 2,710,795 Institutional Shares of Small Cap Value Fund, respectively, which would have been outstanding at July 31, 2009 in connection with the proposed reorganization, assuming the Funds had been combined as of such date.

Note 5. Federal Income Taxes

Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code (the “Code”). After the acquisition, Federated MDT Small Cap Core Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the Subchapter M provision of the Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.   As of and during the year ended July 31, 2009, the Funds did not have a liability for any uncertain tax positions.  The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations.  As of July 31, 2009, tax years 2006 through 2009 remain subject to examination by the Funds’ major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

The identified cost of investments for the Funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

As of their last fiscal year end for which audited financial statements are available (i.e., July 31, 2009, for the Funds), the Funds had capital loss carryforwards of $4,459,356 for the Small Cap Value Fund, and $2,191,573 for the Federated MDT Small Cap Core Fund.  Capital loss carryforwards will reduce a Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted under the Code and, thus, will reduce the amount of distributions to shareholders that would otherwise be necessary to relieve a Fund of any liability for federal income tax.  Capital loss carryforwards are subject to expiration as mandated by the Code.  If Federated MDT Small Cap Core Fund’s assets exceed the assets of the Acquired Fund at the time of the Reorganization, the Code may limit the amounts of capital loss carryforwards and unrealized losses from the Acquired Fund that can be utilized following the Reorganization.  Actual limitations cannot be determined until the date on which the Reorganization is consummated.

Note 6. Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues in the financial statements.  Actual results could differ from those estimated.

Note 7. Pro Forma Adjustments

(a)
Federated Administrative Services (“FAS”), under the Administrative Services Agreement, provides each Fund with certain administrative personnel and services necessary to operate the funds. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds.  The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of shares.  FAS may voluntarily choose to waive any portion of its fee.  FAS can modify or terminate its voluntary waiver at any time at its sole discretion.    An adjustment to the combined administrative personnel and services fee reflects the fee structure of the Federated Funds on Federated MDT Small Cap Core Pro Forma Combined Fund at the minimum administrative fee.

(b)	Adjustment to reflect custodian fees due to the combining of two portfolios into one and based upon the current expense structure of the Federated MDT Small Cap Core Fund.

(c)
Adjustment to reflect transfer and dividend disbursing agent fees and expenses due to the combining of two portfolios into one and based upon the current expense structure of the Federated MDT Small Cap Core Fund.

(d)	Adjustment to reflect Directors’/Trustees’ fees due to the combining of two portfolios into one.

(e)	Adjustment to reflect auditing fees due to the combining of two portfolios into one and based upon the current expense structure for the Federated MDT Small Cap Core Fund.

(f)	Adjustment to reflect legal fees due to the combining of two portfolios into one.

(g)	Adjustment to reflect portfolio accounting fees due to the combining of two portfolios into one and based upon the current expense structure for the Federated MDT Small Cap Core Fund.

(h)	Adjustment to reflect share registration costs due to the combining of two portfolios into one.

(i)	Adjustment to reflect printing and postage due to the combining of two portfolios into one and based upon the current expense structure for the Federated MDT Small Cap Core Fund.

(j)	Adjustment to reflect insurance premiums due to the combining of two portfolios into one.

(k)	Adjustment to reflect miscellaneous expense due to the combining of two portfolios into one.

(l)
Adjustment to reflect the voluntary waiver of administrative personnel and services fee due to the combining of two portfolios into one and based upon the current expense structure for the Federated MDT Small Cap Core Fund.

(m)	Adjustment to reflect the anticipated reimbursement of other operating expenses needed to maintain the voluntary expense caps of the Federated MDT Small Cap Core Fund.

FEDERATED MDT SMALL CAP VALUE FUND

A portfolio of Federated MDT Series

Investment Adviser
Federated MDTA LLC
125 High Street
Oliver Tower
21st Floor
Boston, MA 02110

Distributor
Federated Securities Corp.

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

Administrator
Federated Administrative Services
Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

PART C.	OTHER INFORMATION.

Item 15  Indemnification
(1) Indemnification is provided to Officers and Trustees of the Registrant pursuant to Section 1 of Article IX of Registrant's Declaration of Trust. The Investment Advisory Contract provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under the Investment Advisory Contract on the part of Adviser, Adviser shall not be liable to the Registrant or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.  Registrant's Trustees and Officers are covered by an Investment Trust Errors and Omissions Policy.
(2) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees, Officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, Officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.
(3) Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330.  Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties.  The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an Officer, Trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions:  (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

Item 16.	Exhibits:

1.1	Conformed copy of Declaration of Trust of the Registrant; (1)
1.2	Conformed copy of Amendment No. 1 of the Declaration of Trust(5)
1.3	Conformed copy of Amendment No. 1 of the Declaration of Trust(6)
1.4	Conformed copy of Amendment No. 1 of the Declaration of Trust(8)
2.	Copy of By-Laws of the Registrant; (1)
3.	Not Applicable
4.	Forms of Agreement and Plans of Reorganization are filed herewith as Exhibit A to the Proxy Statement/Prospectus
5.1	Not Applicable
6.1	Form of Investment Advisory Contract of the Registrant; (2)
6.2	Conformed copy of Investment Advisory Contract Letter Agreement; (4)
6.3	Conformed copy of Investment Advisory Contract on behalf of the Registrant which includes Exhibits A through H; (5)
6.4	Conformed copy of Exhibit I to the Investment Advisory Contract; (8)
6.5	Conformed copy of Subadvisory Agreement for Federated MDT Balanced Fund which includes Exhibit A (9)
7.1	Conformed copy of Distributor’s Contract of the Registrant; (3)
7.2	Conformed copy of Distributor’s Contract of the Registrant with Exhibits A through D; (5)
7.3	Conformed copy of Distributor’s Contract for Class B Shares of the Registrant; (5)
7.4	Conformed copy of Exhibits E through H of the Distributor’s Contract; (8)
7.5	Conformed copy of Amendment 1 to Exhibit B of the Registrant’s Distributor’s Contract; (8)
8.	Not Applicable
9.1	Conformed copy of Custodian Agreement of the Registrant; (3)
9.2	Conformed copy of Custodian Schedule; (3)
9.3	Conformed copy of Custodian Schedule; (5)
9.4	Conformed copy of Custodian Agreement Exhibit 1 (revised as of 6/22/07); (6)
10.1	Conformed copy of Distribution Plan of the Registrant;(3)
10.2	Conformed copy of Distribution Plan with Exhibits A through D attached; (5)
10.3	Conformed copy of Distribution Plan of the Registrant for Class B Shares; (5)
10.4	Conformed copy of Exhibits D, E and F of the Distribution Plan of the Registrant; (8)
10.5	Conformed copy of Amendment 1 to Exhibit A to the Distribution Plan of the Registrant; (8)
11.1	Form of Opinion and Consent of Counsel as to legality of Shares being issued; (+)
12.1	Form of Opinion regarding tax consequences of Reorganization of Federated MDT Small Cap Value Fund; (+)
13.1
The Registrant hereby incorporates by reference the conformed copy of the Agreement for Administrative Services, with Exhibit 1 and Amendments 1 and 2 attached, between Federated Administrative Services and the Registrant from Item 23(h)(iv) of the Federated Total Return Series, Inc. Registration Statement on Form N-1A, filed with the Commission on November 29, 2004. (File Nos. 33-50773 and 811-7115);

13.2	Conformed copy of Agreement for Administrative Services between Registrant and Federated Administrative Services with Exhibit 1 and Amendments 1 through 4 attached;; (5)
13.3
The Registrant hereby incorporates the conformed copy of Transfer Agency and Service Agreement between the Federated Funds and State Street Bank and Trust Company from Item 23(h)(viii)of the Federated Total Return Government Bond Fund Registration Statement on Form N-1A, filed with the Commission on April 28, 2006 (File Nos. 33-60411 and 811-07309);

13.4	Conformed copy of Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company including First Amendment and Schedule A; (5)
13.5
The Registrant hereby incorporates by reference the conformed copy of Amendment No. 3 to the Agreement for Administrative Services between Federated Administrative Services Company and the Registrant dated June 1, 2005, from Item 23 (h) (ii) of the Cash Trust Series, Inc. Registration Statement on Form N-1A, filed with the Commission on July 27, 2005. (File Nos. 33-29838 and 811-5843);

13.6	Conformed copy of Financial Administration and Accounting Services Agreement between Registrant and State Street Bank and Trust Company; (5)
13.7	Conformed copy of Amended and Restated Services Agreement between Registrant and Federated Shareholder Services Company; (5)
13.8	Conformed copy of Principal Shareholder Services Agreement between Registrant and Federated Securities Corp.; (5)
13.9	Conformed copy of Shareholder Services Agreement between Registrant and Federated Shareholder Services Company; (5)
13.10	Copy of revised Exhibit 1 to the Agreement for Administrative Services; (8)
13.11	Copy of revised Exhibit A to the Financial Administration and Accounting Services Agreement; (8)
13.12	Copy of the revised Schedule A to the Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company; (8)
13.13	Copy of Amendment to Transfer Agency and Service Agreement between State Street Bank and the Registrant with revised Schedule A; (30)

14.1	Conformed copy of Consent of Independent Auditors for MDT Series;(+)
15.	Not Applicable
16.1	Conformed copy of Unanimous Consent of Trustees for Power of Attorney (+)
16.2	Conformed copy of Power of Attorney of the Registrant(+)
17.1	Form of Proxy (+)
17.2	Form of Ballot (+)
+	Exhibit is being filed electronically with registration statement; indicate by footnote
ALL RESPONSES ARE INCORPORATED BY REFERENCE TO A POST-EFFECTIVE AMENDMENT (PEA) OF THE REGISTRANT FILED ON FORM N-1A (FILE NOS. 333-134468 and 811-21904)
1	Initial Registration Statement filed May 25, 2006.
2	Pre-effective Amendment No. 1 filed July 27, 2006.
3	Pre-effective Amendment No. 2 filed August 8, 2006.
4	PEA No. 1 filed November 29, 2006
5	PEA No. 3 filed March 28, 2007
6	PEA No. 4 filed September 28, 2007
7	PEA No. 5 filed December 17, 2007
8	PEA No. 7 filed February 22, 2008
9	PEA No. 8 filed September 29, 2008
10	PEA No. 9 filed September 28, 2009

Item 17.	Undertakings

(1)           The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)           The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)           The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed reorganization required by Item 16(12) of Form N-14 within a reasonable time after receipt of such opinion.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant, FEDERATED MDT Series, has duly caused its Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 1st day of December, 2009.

FEDERATED MDT SERIES

By: /s/ Todd P. Zerega
Todd P. Zerega, Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:
NAME	TITLE	DATE

By: /s/ Todd P. Zerega	Attorney In Fact	December 1, 2009
Todd P. Zerega	For the Persons
ASSISTANT SECRETARY	Listed Below

NAME	TITLE

John F. Donahue*	Trustee

J. Christopher Donahue*	President and Trustee
(Principal Executive Officer)

Richard A. Novak*	Treasurer
(Principal Financial Officer)

John T. Conroy, Jr.*	Trustee

Nicholas P. Constantakis*	Trustee

Maureen Lally-Green	Trustee

John F. Cunningham*	Trustee

Peter E. Madden*	Trustee

Charles F. Mansfield, Jr.*	Trustee

R. James Nicholson	Trustee

Thomas M. O’Neil*	Trustee

John S. Walsh*	Trustee

James F. Will*	Trustee
* By Power of Attorney